================================================================================

                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                              WASHINGTON, DC 20549

                                  SCHEDULE 14A

PROXY STATEMENT PURSUANT TO SECTION 14(A) OF THE SECURITIES EXCHANGE ACT OF 1934
                                (AMENDMENT NO.___)

Filed by the Registrant                         [X]
Filed by a party other than the Registrant      [ ]

Check the appropriate box:
     [ ]   Preliminary Proxy Statement
     [ ] Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))
     [X]   Definitive Proxy Statement
     [ ]   Definitive Additional Materials
     [ ]   Soliciting Material Pursuant to Section 240.14a-12

                              WESTBANK CORPORATION
                (Name of Registrant as specified in its charter)

    (Name of person(s) filing proxy statement, if other than the Registrant)

Payment of filing fee (check the appropriate box):
     [X]   No fee required
     [ ]   Fee computed on table below per Exchange Act Rules 14a-6(i) and 0-11.
           (1) Title of each class of securities to which transaction applies:
           (2) Aggregate number of securities to which transaction applies:
           (3) Per-unit price or other underlying value of transaction computer pursuant to Exchange Act Rule 0-11 (set forth the amount on which the filing fee is calculated and state how it was determined):
           (4) Proposed maximum aggregate value of transaction:
           (5) Total fee paid:
     [ ]   Fee paid previously with preliminary materials.
     [ ] Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.
           (1) Amount previously paid:
           (2) Form, Schedule or Registration Statement No.:
           (3) Filing Party:
           (4) Date Filed:

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


                                    NOTICE OF
                                 ANNUAL MEETING
                                 OF SHAREHOLDERS
                                 APRIL 19, 2006
                               AND PROXY STATEMENT


--------------------------------------------------------------------------------

                             Your vote is important.
 You are urged to exercise your right to vote by indicating your choices on the enclosed proxy card. Please date, sign and promptly return your proxy card in the enclosed postage-paid envelope.
        You may, nevertheless, vote in person if you attend the meeting.

--------------------------------------------------------------------------------

                              WESTBANK CORPORATION
                                 225 PARK AVENUE
                         WEST SPRINGFIELD, MA 01089-3310

                                 MARCH 15, 2006

Dear Shareholder:

You are cordially invited to attend the 2006 Annual Meeting of Shareholders of Westbank Corporation, the holding company for Westbank, which will be held on April 19, 2006 at 9:00 AM local time, at the Storrowton Tavern located at 1305 Memorial Avenue, West Springfield, Massachusetts 01089-3310 (the "Annual Meeting").

The attached Notice of Annual Meeting and Proxy Statement describe the formal business that we will transact at the Annual Meeting. In addition to the formal items of business, management will report on the operations and activities of Westbank Corporation and Westbank, and you will have an opportunity to ask questions. Directors and officers of Westbank Corporation will be present to respond to any questions shareholders may have.

The Board of Directors of Westbank Corporation has determined that an affirmative vote on each matter to be considered at the Annual Meeting is in the best interests of Westbank Corporation and its shareholders, and unanimously recommends a vote "FOR" each of these matters.

Please complete, sign and return the enclosed proxy card promptly, whether or not you plan to attend the Annual Meeting. Your vote is important, regardless of the number of shares you own. Voting by proxy will not prevent you from voting in person at the Annual Meeting but will assure that your vote is counted if you cannot attend.

On behalf of the Board of Directors and the employees of Westbank Corporation and Westbank, we thank you for your continued support and look forward to seeing you at the Annual Meeting.

                                           Sincerely yours,


                                           Donald R. Chase
                                           President and Chief Executive Officer

                              WESTBANK CORPORATION
                                 225 PARK AVENUE
                         WEST SPRINGFIELD, MA 01089-3310

                  NOTICE OF 2006 ANNUAL MEETING OF SHAREHOLDERS
                      TO BE HELD WEDNESDAY, APRIL 19, 2006

                                                                  MARCH 15, 2006

TO THE SHAREHOLDERS OF WESTBANK CORPORATION:

Notice is hereby given that the 2006 Annual Meeting of Shareholders of Westbank Corporation (the "Corporation") will be held at 9:00 AM on Wednesday, April 19, 2006, at the Storrowton Tavern, 1305 Memorial Avenue, West Springfield, Massachusetts, for the following purposes, all as set forth in the Proxy Statement accompanying this notice:

                1. Election of the individuals listed as nominees in the Proxy Statement accompanying this Notice of Meeting.

                2.      To approve the Westbank Corporation 2006 Equity
                        Incentive Plan.

                3. To act upon such other matters as may properly be brought before the meeting or any adjournment thereof.

The record date and hour for determining shareholders entitled to notice of, and to vote at, the Meeting has been fixed at 5:00 PM, February 27, 2006.

                                              By order of the Board of Directors


                                              Robert J. Perlak
                                              Clerk

West Springfield, Massachusetts
March 15, 2006

          PLEASE SIGN THE ENCLOSED FORM OF PROXY AND RETURN IT PROMPTLY
                   IN THE ENVELOPE ENCLOSED FOR THAT PURPOSE.
       YOU MAY, NEVERTHELESS, VOTE IN PERSON IF YOU DO ATTEND THE MEETING.

                                 PROXY STATEMENT

Approximate date of mailing:
March 15, 2006

                              WESTBANK CORPORATION
                                 225 PARK AVENUE
                   WEST SPRINGFIELD, MASSACHUSETTS 01089-3310
                                  (413) 7471400

                  NOTICE OF 2006 ANNUAL MEETING OF SHAREHOLDERS
                            TO BE HELD APRIL 19, 2006

                                  INTRODUCTION

This Proxy Statement is furnished to shareholders in connection with the solicitation of proxies on behalf of the Board of Directors of Westbank Corporation (the "Corporation") to be used at the 2006 Annual Meeting of Shareholders of the Corporation to be held at the Storrowton Tavern, 1305 Memorial Avenue, West Springfield, Massachusetts, on Wednesday, April 19, 2006 at 9:00 AM and at any adjournments thereof.

The close of business on February 27, 2006 has been fixed as the record date for determination of shareholders of the Corporation entitled to notice of and to vote at the 2006 Annual Meeting of Shareholders. The only class of issued and outstanding voting securities of the Corporation is the $2.00 par value Common Stock (the "Common Stock"). As of the record date, the number of shares of Common Stock outstanding and entitled to vote at the 2006 Annual Meeting of Shareholders is 4,757,959. Each share of Common Stock is entitled to one vote.

The affirmative vote of a plurality of the shares of Common Stock of the Corporation represented at the 2006 Annual Meeting is required to elect Directors. The affirmative vote of a majority of the shares of Common Stock of the Corporation represented at the 2006 Annual Meeting is required to approve the Westbank Corporation 2006 Equity Incentive Plan.

Execution of the enclosed proxy will not affect the shareholder's right to attend the meeting and vote in person. A shareholder that has given a proxy has the power to revoke it at any time before it is exercised by delivering notice of revocation, or a duly executed proxy bearing a later date, to the Treasurer of the Corporation.

The expense of this solicitation on behalf of the Board of Directors will be paid by the Corporation. To the extent necessary in order to assure sufficient representation of shareholders at the Meeting, officers and employees of the Corporation may personally, by telephone or other means, contact shareholders to request the return of proxies. Banks, brokerage houses and other institutions, nominees or fiduciaries will be requested to forward the proxy material to beneficial owners in order to solicit authorizations for the execution of proxies. The Corporation may, upon request, reimburse such banks, brokerage houses and other institutions, nominees and fiduciaries for their expenses in forwarding such material.

                              ---------------------

                                   PROPOSAL 1

                              ELECTION OF DIRECTORS

                              ---------------------

The Bylaws of the Corporation provide, in substance, that the Board of Directors shall be divided into three (3) classes as nearly equal in number as possible and that the term of office of one class shall expire and a successor class shall be elected at each Annual Meeting of the Shareholders. The Corporation's Board of Directors presently consists of eight members.

In accordance with the Bylaws of the Corporation, three (3) nominees shall be elected to serve a three(3)-year term, until the 2009 Annual Meeting of Shareholders, and for such further time as may be required for the election and qualification of their successors. The Nominating Committee of the Board of Directors has nominated three (3) candidates for election as Directors. Unless returned proxies properly indicate that authority to vote for any of the nominees named herein is withheld, all proxies received by the Corporation in time for the 2006 Annual Meeting of Shareholders will be voted in favor of the election of the nominees listed below. Each nominee has consented to being named in this Proxy Statement and to serve, if elected. In the event any of the nominees named herein becomes unable or unwilling to serve, the persons identified as proxies in the accompanying form of proxy will vote the shares represented by executed proxies in favor of the nomination and election of such substitute nominees as the Board of Directors of the Corporation may select. In addition to the three (3) persons nominated for election, there are five (5) Directors who will continue to serve after the 2006 Annual Meeting of Shareholders.

The following tables name the individuals nominated for Director and those Directors of the Corporation who will continue to serve after the Meeting, and indicate their age, the period of time they have served as a Director of the Corporation or its predecessor, their position with the Corporation and their principal occupation or employment. No nominee or Director holds a directorship in any corporation, other than the Corporation, with a class of securities registered pursuant to Section 12 of the Securities and Exchange Act of 1934 or subject to the requirements of Section 15(d) of such Act or any corporation registered as an investment company under the Investment Company Act of 1940.

The following individuals are nominees for election as a Director of the Corporation at the 2006 Annual Meeting to serve for a three(3)-year term until the 2009 Annual Meeting of Shareholders:

      NOMINEE AND CURRENT OCCUPATION                         HAS SERVED ON BOARD OF
         OR EMPLOYMENT; BUSINESS                          DIRECTORS OF THE CORPORATION          CORPORATE
    EXPERIENCE DURING THE PAST 5 YEARS           AGE        OR ITS PREDECESSOR SINCE           OFFICES HELD
------------------------------------------     -------    ----------------------------    -----------------------
David R. Chamberland
     President
     Chicopee Building Supply                    67                   1989                        Director

Ernest N. Laflamme, Jr.
     Treasurer                                                                                    Director,
     City of Chicopee                            74                   1987                 Chairman of the Board

G. Wayne McCary
     President and Chief Executive Officer
     Eastern States Exposition                   63                   1999                        Director

The Board of Directors unanimously recommends a vote "FOR" the election of the three above named nominees to the position of Director.

The following Directors will continue to serve after the Meeting:


     DIRECTOR AND CURRENT OCCUPATION                        HAS SERVED ON BOARD OF
        OR EMPLOYMENT; BUSINESS                           DIRECTORS OF THE CORPORATION         CORPORATE                 TERM
    EXPERIENCE DURING THE PAST 5 YEARS           AGE        OR ITS PREDECESSOR SINCE          OFFICES HELD            EXPIRES IN
------------------------------------------     -------    ----------------------------    -----------------------    ------------
Mark A. Beauregard
     Attorney
     Resnic, Beauregard,
       Waite and Driscoll                        54                   1986                        Director               2008

Donald R. Chase
     Vice Chairman of the Board,                                                          Director, Vice Chairman
     President and                                                                             of the Board,
     Chief Executive Officer                     59                   1990                     President and
                                                                                          Chief Executive Officer        2007

Robert J. Perlak
     Corporate Clerk
     Westbank Corporation;
     Private Investor                            70                   1987                  Director and Clerk           2008

George R. Sullivan
     Chief Executive Officer
     Sullivan Paper Company, Inc.                52                   1997                        Director               2007

James E. Tremble
     President
     Valley Communications Systems, Inc.         67                   1986                        Director               2008

The total number of special and regular meetings of the Board of Directors of the Corporation during the fiscal year ended December 31, 2005 was twelve (12). Each Director attended at least 75% of all Board of Directors meetings held in 2005 during the period for which each was a Director. All Directors are encouraged to attend the Annual Meeting of Shareholders. Nine (9) Directors attended the 2005 Annual Meeting of Shareholders.

All members of the Board of Directors, with the exception of Mr. Chase, are "independent" as that term is defined by the applicable listing standards of the National Association of Securities Dealers ("Nasdaq"), as those standards have been modified or amended. Mr. Chase is considered an inside Director due to his employment as an executive officer of the Corporation.

COMMITTEES

The Board of Directors each year appoints Directors to serve on standing committees of the Board of Directors, including the Executive Committee, the Compensation Committee, the Nominating Committee and the Audit Committee. The members of the Executive Committee, the Compensation Committee, the Nominating Committee and the Audit Committee of the Corporation also make up these same committees for Westbank (the "Bank"), the wholly owned subsidiary of the Corporation. All Directors attended at least 75% of the meetings of committees of which they were a member during the period each was a Director.

EXECUTIVE COMMITTEE

The members of the Executive Committee in 2005 were Messrs. Laflamme, Beauregard, Chase, McCary, Sullivan and Tremble. The Executive Committee met twelve (12) times during 2005.

COMPENSATION COMMITTEE

The Compensation Committee of the Board of Directors consists of five (5) Directors. Current members of the Committee are Messrs. Laflamme, Beauregard, McCary, Sullivan and Tremble. Each of the members of the Compensation Committee meets the definition of an "independent director" as defined in the Nasdaq listing standards, as those standards have been modified or amended. The Compensation Committee determines compensation for executive officers of the Company and the Bank, which determinations are approved by the Board of Directors. The Compensation Committee met two (2) times during 2005.

NOMINATING COMMITTEE

The Nominating Committee of the Board of Directors consists of three (3) Directors. Current members of the Nominating Committee are Messrs. Chamberland, Laflamme and Sullivan. The Board of Directors has adopted a written charter for the Nominating Committee, a copy of which is available at the Corporation's Web site, www.westbankcorponline.com. Each current member of the Nominating Committee meets the definition of an "independent director" as defined in the Nasdaq listing standards, as those standards have been modified or amended. The Nominating Committee met one (1) time during 2005.

The Nominating Committee identifies candidates for the Board of Directors and recommends individuals to be presented for shareholder approval at the Annual Meeting of Shareholders and to fill any vacancies on the Board. Prospective nominees are evaluated by the Nominating Committee on the basis of a subjective review of the background of each prospective nominee and the current needs of the Corporation. Factors considered by the Committee include:

        o the candidate's background, including, but not limited to, education and employment experience;
        o   the candidate's standards of integrity, work ethic and commitment;
        o the candidate's ability to devote sufficient time and effort to the duties of a Director, including, but not limited to, the candidate's service on other boards of directors; and
        o the candidate's specific skills and experience in light of the needs of the corporation and the Board of Directors, including, but not limited to, the need for specific expertise to serve on committees of the Board.

The Committee may also consider other factors it deems appropriate. The Committee may determine to interview candidates, either in person or by telephone. Upon completion of the evaluation process, the Committee recommends candidates for election to the Board of Directors.

The policy of the Nominating Committee is to consider any Director candidate recommended by the shareholders on the same basis that the Committee considers candidates identified by the Committee. Recommendations must be made in writing to: Clerk, Westbank Corporation, 225 Park Avenue, Post Office Box 149, West Springfield, Massachusetts 01090-0149, with whatever supporting material the shareholders deems appropriate. All requests must be received at the above address on or before December 1, 2006 for consideration at the 2007 Annual Meeting of Shareholders.

TRANSACTIONS INVOLVING OFFICERS AND DIRECTORS

From time to time, the Corporation, through the Bank, enters into banking transactions, in the ordinary course of business, with certain of the executive officers and Directors of the Corporation, their immediate families or entities in which such persons may have a ten percent (10%) beneficial interest or for which such persons may serve as executive officers. All loans made to such persons are on substantially the same terms, including interest rates and collateral, as those prevailing at the time for comparable transactions with other persons and do not involve more than the normal risk of collection or present other unfavorable features. The aggregate amount of such loans at December 31, 2005 was $12,595,000. As of the date of this Proxy Statement, all of the loans described herein are performing loans in accordance with their original terms.

REPORT OF THE AUDIT COMMITTEE

The following Report of the Audit Committee does not constitute soliciting material and should not be deemed filed or incorporated by reference into any other corporation filing under the Securities Act of 1933 or the Securities Exchange Act of 1934, except to the extent the Corporation specifically incorporates this Report by reference therein.

The Audit Committee of the Board of Directors has developed a charter for the Committee that was approved by the full Board on March 15, 2005. The complete text of the charter, which reflects standards set forth in SEC regulations and Nasdaq rules, is available on the Corporation's Web site, www.westbankcorponline.com. A copy of the Audit Committee charter was attached to the Corporation's Proxy Statement for the 2004 Annual Meeting.

The members of the Audit Committee are Messrs. Chamberland, Laflamme, McCary and Sullivan. The Board of Directors, in its business judgment, has determined that all members of the Audit Committee are "independent", as required by the applicable listing standards of Nasdaq and the Sarbanes-Oxley Act of 2004, and the rules promulgated thereunder. The Board of Directors has determined that George R. Sullivan, a member of the Board of Directors and the Audit Committee, is qualified as an Audit Committee Financial Expert within the meaning of SEC regulations.

Management of the Corporation is responsible for the preparation, presentation and integrity of the Corporation's financial statements and for the effectiveness of internal control over financial reporting. Management and the internal Audit Department are responsible for maintaining the Corporation's accounting and financial reporting principles, internal controls and procedures designed to assure compliance with accounting standards and applicable laws and regulations. The independent auditors are responsible for auditing the Corporation's financial statements, expressing an opinion as to their conformity with generally accepted accounting principles and annually auditing management's assessment of the effectiveness of internal controls over financial reporting.

As set forth in more detail in the charter, the Audit Committee's primary responsibilities fall into three (3) broad categories:

        o First, the Committee is charged with monitoring the preparation of quarterly and annual financial reports by the Corporation's management, including discussions with management and the Corporation's outside auditors about the annual financial statements and key accounting and reporting matters.

        o Second, the Committee is responsible for matters concerning the relationship between the Corporation and its outside auditors, including recommending their appointment or removal, subject to ratification by the shareholders; reviewing the scope of their audit services and related fees, as well as any other services being provided to the Corporation; and determining whether the outside auditors are independent (based in part on the annual letter provided to the Corporation by the outside auditors pursuant to Independence Standards Board Standard No. 1).

        o Third, the Committee oversees management's implementation of an effective system of internal controls, including review of policies relating to legal and regulatory compliance, ethics and conflicts of interest; and review of the activities and recommendations of the Corporation's internal and external auditing programs.

The Committee has implemented procedures to ensure that during the course of each fiscal year it devotes the attention it deems necessary or appropriate to each of the matters assigned to it under the Committee's charter. To carry out its responsibilities, the Committee met eleven (11) times during Fiscal Year 2005.

The members of the Audit Committee are not full-time employees of the Corporation and are not performing the functions of auditors or accountants. As such, it is not the duty or responsibility of the Audit Committee or its members to conduct "field work" or other types of auditing or accounting review of procedures or to set auditor independence standards. Members of the Committee necessarily rely on the information provided to them by management and the independent accountants. Accordingly, the Audit Committee's considerations and discussions referred to above do not assure that the audit of the Corporation's financial statements has been carried out in accordance with generally accepted accounting standards, that the financial statements are presented in accordance with generally accepted accounting principles or that the Corporation's auditors are, in fact, "independent."

In overseeing the preparation of the Corporation's financial statements, the Committee met with both management and the Corporation's outside auditors to review and discuss all financial statements prior to their issuance and to discuss significant accounting issues. Management advised the Committee that all financial statements were prepared in accordance with generally accepted accounting principles and the Committee discussed the statements with both management and the outside auditors. The Committee's review included discussion with the outside auditors of matters required to be discussed pursuant to Statement on Auditing Standards No. 61 (Communication with Audit Committees).

With respect to the Corporation's outside auditors, the Committee, among other things, discussed with Deloitte & Touche LLP matters relating to its independence, including the disclosures made to the Committee as required by the Independence Standards Board Standard No. 1 (Independence Discussions with Audit Committees).

Finally, the Committee continued to monitor the scope and adequacy of the Corporation's internal auditing program, including proposals for adequate staffing and to strengthen internal procedures and controls where appropriate.

On the basis of these reviews and discussions, the Committee recommended to the Board of Directors that the Board approve the inclusion of the Corporation's audited financial statements in the Corporation's Annual Report on Form 10-K for the fiscal year ended December 31, 2005, for filing with the Securities and Exchange Commission.

Respectfully submitted by:
        George R. Sullivan                             David R. Chamberland
                  Chairman                             Ernest N. Laflamme, Jr.
                                                       G. Wayne McCary
                                                             The Audit Committee

INDEPENDENT PUBLIC ACCOUNTANTS

Effective June 16, 2005, the Audit Committee of the Board of Directors of the Corporation dismissed the Corporation's independent account, Grant Thornton LLP ("Grant Thornton").

During the Registrant's two most recent fiscal years preceding the date of dismissal, Grant Thornton's report on the financial statements of the Registrant for either of the past two years did not contain an adverse opinion or a disclaimer of opinion and was not qualified or modified as to uncertainty, audit scope or accounting principles.

During the Registrant's two most recent fiscal years and any subsequent interim period preceding the date of dismissal, there were no disagreements with Grant Thornton on any matter of accounting principles or practices, financial statement disclosure or auditing scope of procedure, which disagreements, if not resolved to Grant Thornton's satisfaction, would have caused it to make reference in connection with its report to the subject matter of the disagreement. The Corporation has requested that Grant Thornton furnish the Registrant with a letter addressed to the Securities and Exchange Commission stating whether it agrees with these statements made by the Registrant and, if not, stating the respects in which it does not agree. A copy of this letter, dated June 21, 2005, was attached as an exhibit to the Form 8-K filed with the SEC on June 23, 2005.

On June 16, 2005, the Audit Committee of the Registrant recommended, approved and appointed Deloitte & Touche LLP as the Registrant's successor independent accountant to audit the Registrant's financial statements for the fiscal year ending December 31, 2005. Effective as of that date, the Audit Committee formally engaged Deloitte & Touche LLP as the Registrant's independent accountant for the fiscal year ending December 31, 2005.

The Registrant has not consulted the newly engaged accountant regarding either the application of accounting principles to a specified transaction either completed or proposed, the type of audit opinion that might be rendered on the Registrant's financial statements or any matter that was either the subject of a disagreement or a reportable event as described in Item 304(a)(1) of Regulation S-K.

Deloitte & Touche LLP will continue to serve at the Corporation's independent public accountants for the year ended December 31, 2006. Representatives of Deloitte & Touche LLP are expected to be present at the 2006 Annual Meeting of Shareholders, will have the opportunity to make a statement if they desire to do so and are expected to be available to respond to appropriate questions from shareholders.

PRINCIPAL ACCOUNTANT FEES AND SERVICES

During the fiscal year ended December 31, 2005 the Corporation retained and paid Deloitte & Touche LLP, and during the fiscal year ended December 31, 2004 the Corporation retained and paid Grant Thornton LLP, to provide audit services as follows:

                                        For the Fiscal Year Ended
                              ----------------------------------------------
                                 December 31, 2005       December 31, 2004
                              (Deloitte & Touche LLP)   (Grant Thornton LLP)
                              -----------------------   --------------------
Audit fees                         $    409,500             $    378,990
Tax services                                 --                   27,260
                                   ------------             ------------
Total                              $    409,500             $    406,251

AUDIT COMMITTEE PRE-APPROVAL POLICY

The Audit Committee shall pre-approve all auditing services and permitted non-audit services (including the fees and terms) to be performed for the Company by its independent certified public accountants, subject to the de minimis exception for non-audit services described below, which are approved by the Committee prior to completion of the audit.

The pre-approval requirement set forth above shall not be applicable with respect to non-audit services, if:

        o the aggregate amount of all such services provided constitutes no more than five percent of the total amount of revenues paid by the Company to its public accountants during the fiscal year in which the services are provided;

        o such services were not recognized by the Company at the time of the engagement to be non-audit services; and

        o such services are promptly brought to the attention of the Audit Committee and approved prior to completion of the audit by the Committee or by one or more members of the Committee who are members of the Board of Directors to whom authority to grant such approvals has been delegated by the Committee.

The Audit Committee may delegate to one or more designated members of the Committee the authority to grant required pre-approvals. The decisions of any member to whom authority is delegated under this paragraph to pre-approve activities under this subsection shall be presented to the full Committee at its next scheduled meeting.

The Audit Committee approved all services performed by Deloitte & Touche LLP during the fiscal year ended December 31, 2005 and by Grant Thornton LLP during the fiscal year ended December 31, 2004, pursuant to the policies outlined above.

CODE OF ETHICS

The Corporation has adopted a Code of Ethics applicable to the members of the Board of Directors, all employees of the Corporation, the Chief Executive Officer, the Chief Financial Officer and persons performing similar functions. A copy of the Code of Ethics was attached as Appendix D to the Corporation's Proxy Statement for the 2004 Annual Meeting and is available on the Corporation's Web site, www.westbankcorponline.com. The Corporation will report amendments to, or waivers from, its Code of Ethics as such apply to the Corporation's Chief Executive Officer and Chief Financial Officer in a manner consistent with Item 10 of Form 8-K of the Securities and Exchange Commission.

SHAREHOLDER COMMUNICATIONS WITH THE BOARD OF DIRECTORS

Shareholders may communicate directly with the Chairman of the Board of Directors or the Board of Directors as a group by writing to the Chairman of the Board of Directors, Westbank Corporation, 225 Park Avenue, Post Office Box 149, West Springfield, Massachusetts 01090-0149. Shareholders may communicate with any committee of the Board of Directors by writing to the Chairman of such committee at the address listed above. All correspondence will be reviewed by the Clerk of the Corporation, who shall forward the correspondence to the appropriate Director or committee.

EXECUTIVE OFFICERS

The executive officers of the Corporation are as listed below.

DONALD R. CHASE, Age 59, a resident of West Springfield, Massachusetts, has been employed by Westbank since 1972, holding a variety of positions of increasing responsibility throughout the years. Mr. Chase was appointed to serve on the Board of Directors for Westbank in 1987, and was named President and Chief Executive Officer in December 1988. In September 1990, Mr. Chase was appointed to the Board of Directors of Westbank Corporation, and named President and Chief Executive Officer of the Corporation.

GARY L. BRIGGS, Age 55, has held a variety of positions in the lending area of the Bank since 1979. In December 1988, Mr. Briggs was appointed Executive Vice President of Lending at the Bank. In April 1999, Mr. Briggs was named Executive Vice President of the Corporation. Prior to coming to Westbank, he was employed at Household Finance Corporation from 1973-1979.

JOHN M. LIILY, Age 57, has been employed by Westbank for thirty-one years in a variety of positions in the finance and audit areas. In December 1988, Mr. Lilly was appointed Executive Vice President and Treasurer of Westbank. In December 1991, he was appointed Treasurer and Chief Financial Officer of Westbank Corporation.

BENEFICIAL OWNERSHIP OF STOCK

The following table sets forth certain information as of the most recent practicable date, February 15, 2006, with respect to all individuals known to the Corporation to be the "beneficial owner" of more than five percent (5%) of the outstanding Common Stock of the Corporation. Under regulations of the Securities and Exchange Commission, a person is treated as the beneficial owner of a security if the person directly or indirectly (through contract, arrangement, understanding, relationship or otherwise) has or shares (a) voting power, including the power to vote or to direct the voting of such security, or
(b) investment power with respect to such security, including the power to dispose or direct the disposition of such security. A person is also deemed to have beneficial ownership of any security that such person has the right to acquire within sixty (60) days of February 15, 2006.

                                                NUMBER AND NATURE
 NAME AND ADDRESS OF BENEFITIAL OWNER     OF BENEFICIALLY OWNED SHARES     PERCENT OF OUTSTANDING SHARES
-------------------------------------     ----------------------------     -----------------------------
Richard S. Sullivan
Carol B. Sullivan
96 Prynwood Road
Longmeadow, MA 01106                                401,244                            8.43%

Donald R. Chase
Diana L. Chase
39 Timber Ridge Road
West Springfield, MA 01089                          374,975 (1)                        7.88%

(1) Included in the shares beneficially owned by Mr. Chase are 243,933 unexercised stock options.

The following table and related notes set forth information as of the most recent practicable date, February 15, 2006, regarding the Corporation's Common Stock beneficially owned by each Director, each nominee and each of the named executive officers identified in the Summary Compensation Table included elsewhere in this Proxy Statement, and by Directors, nominees and executive officers of the Corporation as a group. Except as otherwise indicated, each person and each group shown in the table has sole voting and investment power with respect to the shares of common stock listed next to their name. The information provided in this table is based upon information provided to the Corporation by the indicated persons.

      NAME OF INDIVIDUAL             NUMBER OF SHARES
     OR PERSONS IN GROUP           BENEFICIALLY OWNED (1)   PERCENT OF OUTSTANDING SHARES
--------------------------------   ----------------------   -----------------------------
Mark A. Beauregard                         35,002                        .74%
Gary L. Briggs                            146,521                       3.08%
David R. Chamberland                       30,832(2)                     .65%
Donald R. Chase                           374,975                       7.88%
Ernest N. Laflamme                         77,632(2)                    1.63%
John M. Lilly                             108,556                       2.28%
G. Wayne McCary                            16,573(2)                     .35%
Robert J. Perlak                           63,152                       1.33%
George R. Sullivan                         43,816                        .91%
James E. Tremble                           35,556                        .75%
All Directors, nominees and
Executive Officers as a group
(10 persons, including those
named above)                              932,328                      19.59%

(1) The information in the table includes all shares under stock options that were exercisable on the record date or sixty (60) days thereafter. As of that date, Mr. Chase owned exercisable options to purchase 243,933 shares, and all Directors and officers as a group owned exercisable options to purchase 465,878 shares.

(2) Indicates a nominee for election as a Director of the Corporation at the 2006 Annual Meeting of Shareholders.

EXECUTIVE MANAGEMENT COMPENSATION

Compensation decisions for executive officers of the Corporation are made by the Compensation Committee and approved by the full Board of Directors. Mr. Chase, who is a member of the Board of Directors, as well as an Executive Officer of the Corporation, is not a member of the Compensation Committee and neither participated in the discussion of nor voted upon his compensation package as a member of the Board of Directors.

REPORT OF THE COMPENSATION COMMITTEE ON EXECUTIVE MANAGEMENT COMPENSATION

Set forth below is the report of the Compensation Committee of the Corporation regarding executive management compensation, as required by applicable rules of the Securities and Exchange Commission.

The executive compensation program of the Corporation consists of four (4) primary components: base salary, cash incentive compensation, stock options and restricted stock awards, all of which are administered by the Compensation Committee.

Decisions by the Compensation Committee relating to the compensation of the Corporation's executive officers are approved by the full Board of Directors, except as otherwise set forth herein. In determining the proper amount of compensation for each executive officer, the Compensation Committee considers various factors, including, inter alia:

    o   the performance of the Corporation;
    o   the individual's performance as an executive officer of the Corporation;
    o the amount of compensation paid to similarly situated executive officers in similar sized corporations; and
    o   the length of service with the Corporation.

During 2001, the Corporation engaged the firm of Kaeding, Ernst & Company to review the Bank's retirement plans for executive officers, including the 1995 Westbank Executive Supplemental Retirement Plan. As a result of this review, the Compensation Committee adopted the 2001 Supplemental Retirement Plan. The purpose of the supplemental plan is to provide executives with retirement benefits that are comparable to those provided to its other employees. Supplemental retirement benefits are provided to certain employees, including each executive officer, whose benefits under the Westbank Money Purchase Plan are limited in amount under federal tax laws and regulations. On November 28, 2005, the 1995 Westbank Executive Supplemental Retirement Plan was terminated and the benefits payable under the Plan were distributed to the participants.

During 2001, the Compensation Committee engaged Thomas Warren & Associates, Inc., to assist in establishing levels and an incentive compensation plan for the Corporation's senior executives pursuant to the Corporation's Incentive Compensation Plan, which is used by the Compensation Committee as a guide in determining executive officer compensation.

The Corporation also maintains the 1996 Incentive Stock Option Plan (the "1996 Plan"). The 1996 Plan was established to promote the growth and profitability of the Corporation and provide key employees with an incentive to achieve corporate goals.

At the Corporation's April 21, 2004 Annual Meeting, shareholders approved the adoption of the Westbank Corporation 2004 Recognition and Retention Plan, which functions as a long-term incentive plan.

During 2005, the Chief Executive Officer, Donald R. Chase, received a salary increase of $24,775, an increase of five percent (5%) of his base salary. The increase was recommended by the Compensation Committee following its evaluation of Mr. Chase's performance as Chief Executive Officer and the overall performance of the Corporation for 2004. In addition, Mr. Chase received a bonus of $106,094 that was paid in 2006 based on the performance of the Corporation during 2005.

The Compensation Committee believes that the 2005 compensation of executive officers was reasonable, given the Corporation's performance and utilizing the criteria listed above.

Respectfully submitted by:
         Ernest N. Laflamme, Jr.                Mark A. Beauregard
                  Chairman                      G. Wayne McCary
                                                George R. Sullivan
                                                James E. Tremble
                                                      The Compensation Committee

COMPENSATION INFORMATION

The following table sets forth the cash compensation paid, as well as long-term compensation paid, for each of the last three fiscal years to all executive officers of the Corporation who received over $100,000 in total annual salary and bonus during 2005.

SUMMARY COMPENSATION TABLE

                                          Annual Compensation                           Long-Term Compensation
                          ---------------------------------------------   -----------------------------------------------------
                                                                                   Award                     Payouts
                                                                Other     ----------------------   ----------------------------
                                                               Annual      Restricted                               All Other
       Name and                                                Compen-       Stock      Options/      LTIP           Compen-
  Principal Position       Year       Salary       Bonus      sation($)   Awards ($)   SAR's (#)   Payouts (1)    sation ($)(2)
-----------------------   -------   ----------   ----------   ---------   ----------   ---------   ------------   -------------
Donald R. Chase            2005     $  496,989   $  106,094      N/A             N/A      N/A      $    323,380   $     249,414
President and              2004     $  472,214          N/A      N/A      $  555,840      N/A               N/A   $     306,974
Chief Executive Officer    2003     $  440,197   $  171,694      N/A             N/A      N/A               N/A   $     233,594

Gary L. Briggs             2005     $  252,291   $   49,535      N/A             N/A      N/A      $     42,044   $      70,187
Executive Vice             2004     $  239,882          N/A      N/A      $  185,288      N/A               N/A   $      78,061
President, Lending         2003     $  223,803   $   38,579      N/A             N/A      N/A               N/A   $      67,207

John M. Lilly              2005     $  254,012   $   49,535      N/A             N/A      N/A      $     47,270   $      95,277
Treasurer and Chief        2004     $  241,405          N/A      N/A      $  185,288      N/A               N/A   $     111,885
Financial Officer          2003     $  225,959   $   77,158      N/A             N/A      N/A               N/A   $      88,257

(1) Consists of the amounts paid and distributed upon termination of the 1995 Westbank Executive Supplemental Pension Plan.

(2) The items included for 2005 consist of the following: annual contribution on behalf of the Money Purchase Pension Plan amounting to $21,245 for each executive; annual allocation under the Corporation's supplemental pension plans of $219,169, $40,950 and $66,969 for the accounts of Messrs. Chase, Briggs and Lilly respectively; annual contribution on behalf of the Corporation's 401K plan of $9,000, $7,992 and $7,063 for Messrs. Chase, Briggs and Lilly, respectively.

EMPLOYMENT AGREEMENT

Westbank Corporation has entered into an employment agreement with Mr. Donald R. Chase to secure his services as President and Chief Executive Officer. This employment agreement has a term of three (3) years, beginning on December 17, 2005, and may be renewed annually after a review of the executive's performance. This agreement provides for a minimum annual salary of $496,989, discretionary cash bonuses and participation on generally applicable terms and conditions in other compensation and fringe benefit plans. It also guarantees customary corporate indemnification, and errors and omissions insurance coverage, throughout the employment term and for so long as the executive is subject to suit for claims deriving from service to Westbank Corporation and Westbank after termination. Westbank Corporation and Westbank may terminate the executive's employment, and the executive may resign, at any time with or without cause. However, in the event of termination during the term without cause, the executive will be owed severance benefits generally equal to the value of the cash compensation and fringe benefits (including the value of accruals under both tax-qualified and non-qualified benefit plans in which he participates) that the executive would have received if he had continued working for the remaining unexpired term of the agreement. The same severance benefits would be payable if the executive resigns during the term following: a loss of title, office or membership on the Board of Directors; material reduction in duties, functions or responsibilities; or other material breach of contract by Westbank Corporation or Westbank that is not cured within thirty (30) days. For ninety
(90) days after a change in control, the executive may resign for any reason and collect severance benefits as if he had been discharged without cause, calculated as if the remaining unexpired term of the agreement were three (3) years. If Westbank Corporation or Westbank experiences a change in ownership, a change in effective ownership or control, or a change in the ownership of a substantial portion of their assets as contemplated by Section 280G of the Internal Revenue Code, a portion of any severance payments under the employment agreement might constitute an "excess parachute payment" under current federal tax laws. Federal tax laws impose a twenty percent (20%) excise tax, payable by the executive, on excess parachute payments. Under the employment agreement, Westbank Corporation would reimburse the executive for the amount of this excise tax and would make an additional gross-up payment so that, after payment of the excise tax and all income and excise taxes imposed on the reimbursement and gross-up payments, the executive will retain approximately the same net-after-tax amounts under the employment agreement that he would have retained if there were no twenty percent (20%) excise tax. The effect of this provision is that Westbank Corporation, rather than the executive, bears the financial cost of the excise tax. Neither Westbank Corporation nor Westbank could claim a federal income tax deduction for an excess parachute payment, excise tax reimbursement payment or gross-up payment.

CHANGE OF CONTROL AGREEMENTS

Westbank Corporation and Westbank have jointly entered into thirty-month change of control agreements with each of Messrs. Briggs and Lilly. The term of these agreements is perpetual until Westbank gives notice of non-extension, at which time the term is fixed for three (3) years. Generally, Westbank may terminate the employment of any officer covered by these agreements, with or without cause, at any time prior to a change of control without obligation for severance benefits.

However, if Westbank or Westbank Corporation signs a merger or other business combination agreement, or if a third party makes a tender offer or initiates a proxy contest, it could not terminate an officer's employment without cause without liability for severance benefits. The severance benefits would generally be equal to the value of the cash compensation and fringe benefits that the officer would have received if he or she had continued working for an additional thirty months. Westbank would pay the same severance benefits if the officer resigns after a change of control. If Westbank or Westbank Corporation experiences a change in ownership, a change in effective ownership or control, or a change in the ownership of a substantial portion of their assets as contemplated by Section 280G of the Internal Revenue Code, a portion of any severance payments under the change of control agreements might constitute an "excess parachute payment" under current federal tax laws. Federal taw laws impose a 20% excise tax, payable by the officer, on excess parachute payments. Under the change of control agreement, Westbank Corporation would reimburse the officers for the amount of this excise tax and would make an additional gross-up payment so that, after payment of the excise tax and all income and excise taxes imposed on the reimbursement and gross-up payments, the officers would retain approximately the same net-after-tax amounts under the change of control agreement that they would have retained if there were no twenty percent (20%) excise tax. Neither Westbank Corporation nor Westbank would claim a federal income tax deduction for an excess parachute payment, excise tax reimbursement payment or gross-up payment.

1996 STOCK INCENTIVE PLAN

On February 21, 1996, the Board of Directors unanimously adopted the Westbank Corporation 1996 Stock Incentive plan (the "1996 Plan"), which was approved by the shareholders at the Annual Meeting in April 1996. The 1996 Plan was amended at the 2002 Annual Meeting of Shareholders to increase by 200,000 the number of shares reserved for issuance thereunder.

The 1996 Plan is administered by the Compensation Committee (the "Committee"). The Committee is authorized to grant Employee Awards under the 1996 Plan to any employee. In practice, Employee Awards are made to a group of management employees.

All options are granted at one hundred percent (100%) of the fair market value of the Common Stock of the Corporation on the date of the grant. Each stock option terminates not more than ten (10) years after the date of the grant. Options are exercisable in such installments as may be determined by the Committee. Payment for stock purchased on the exercise of a stock option must be made in full at the time the stock option is exercised. Options may not be assigned or transferred, other than by will or the laws of descent or distribution.

The Board of Directors may, at any time, terminate and, from time to time, may amend or modify the 1996 Plan, without approval of Westbank Corporation shareholders, except to the extent that such shareholder approval is required by applicable law or regulation. There is no set termination date for the 1996 Plan.

No stock options were granted during 2005, while 6,061 options were exercised and no options were terminated. A total of 442,427 options remain unexercised as of the record date and 20,948 options are available for future grants.

AGGREGATED EXERCISES AND FISCAL YEAR-END OPTIONS/SAR VALUES

                                                       NUMBER OF SECURITIES       VALUE (1) OF UNEXERCISED
                                                      UNDERLYING UNEXERCISED        IN-THE-MONEY OPTIONS
                                                       OPTIONS AT FY-END (#)             AT FY-END ($)
                  SHARES ACQUIRED     VALUE (1)    ---------------------------   ---------------------------
     NAME         ON EXERCISE (#)   REALIZED ($)   Exercisable   Unexercisable   Exercisable   Unexercisable
---------------   ---------------   ------------   -----------   -------------   -----------   -------------
Donald R. Chase                                        243,933               -   $   882,004               -
Gary L. Briggs                                          90,404               -       379,562               -
John M. Lilly                                           62,842               -       185,609               -

(1) Based on the difference between the exercise price and the closing price of the Common Stock as of December 31, 2005.

2004 RECOGNITION AND RETENTION PLAN

The 2004 Recognition and Retention Plan (the "RRP") was adopted by the Board of Directors of the Corporation, approved by its shareholders and became effective on April 21, 2004. The RRP functions as a long-term incentive plan and enables certain members of the Compensation Committee of the Board of Directors of the Corporation (the "RRP Committee") to grant awards of restricted Common Stock to key officers, employees, Directors and affiliates of the Corporation and the Bank. Each restricted stock award shall vest annually in equal installments over an eight(8)-year period, commencing on the first anniversary of the grant, unless a vesting schedule is otherwise determined by the RRP Committee, and may be subject to other terms and conditions consistent with the RRP. A restricted stock award shall become one hundred percent (100%) vested upon the award recipient's death, disability, retirement or after a change of control of the Corporation, as each term is defined in the RRP. Restricted stock awards are non-transferable. Award recipients have the right to receive all dividend payments on their restricted stock awards and may vote such shares, whether or not vested. The RRP is not subject to the Employee Retirement Income Security Act of 1974, as amended, and is not a tax-qualified plan under the Internal Revenue Code.

As required by the terms of the RRP, the Corporation has established a trust and contributed certain amounts of money or property as determined by the Board of Directors at its discretion. No contributions by participants are permitted. The trustee will invest the assets of the trust primarily in shares of the Corporation's Common Stock that will be used to make the restricted stock awards. The trust was originally authorized to purchase up to 88,100 shares of Common Stock and cannot purchase more than this limit. All of the authorized shares of Common Stock were granted as restricted stock awards in 2004.

The Board of Directors has the authority to suspend or terminate the RRP in whole or in part at any time, by giving written notice to the RRP Committee, provided there are no outstanding restricted stock awards that have not yet become vested. Upon termination of the RRP, the trustee will make distributions from the trust as directed by the RRP Committee and will return any remaining assets of the trust to the Corporation.

LONG-TERM INCENTIVE PLANS AND RETIREMENT PLANS

As set forth below, executive officers and employees are eligible to participate in the Westbank Money Purchase Pension Plan.

The Bank maintains a Money Purchase Pension Plan (the "Plan") available to employees of the Corporation and the Bank. Full-time employees become eligible to participate in the Plan when they have both (i) reached the Age of 20-1/2 years and (ii) completed six (6) months of service (as defined in the Plan).

Contributions to the Plan may be made by both the Bank and a participant. The Bank's contributions will be made to the Plan whether or not a participant chooses to contribute. The Bank's annual contribution to each participant's account for 2005 equals 7% of a participant's annual compensation, plus 5.7% of a participant's annual compensation in excess of the participant's Social Security Taxable Wage Base.

Supplemental retirement benefits are provided to all of the executive officers and certain other participants under various non-qualified plans. The 2001 Supplemental Retirement Plan is designed to provide a retirement benefit at normal retirement (Age 65) equal to seventy-five percent (75%) of the participant's compensation at retirement, less fifty percent (50%) of the Social Security benefit and the simple life annuity value of the participant's account balances derived from employer-provided contributions under all qualified and non-qualified defined contribution plans maintained by the Corporation.

DIRECTOR COMPENSATION

During 2005, Directors of the Corporation who are not salaried employees received Directors' fees of $14,000. The Chairman of the Board of Directors received annual remuneration of $19,500, while the Clerk of the Corporation received an annual fee of $16,500. Directors who are also salaried employees receive no additional compensation for their services as Directors of the Corporation.

Non-employee Directors are eligible for retirement benefits under the Corporation's 2001 Supplemental Retirement Plan (the "Plan"). Under the Plan, for non-employee Directors who retire after reaching age seventy-two (72) the Bank provides post-retirement benefits in an amount equal to seventy-five percent (75%) of the Director's final compensation at retirement.

EMPLOYEE STOCK OWNERSHIP PLAN

On January 1, 1989, the Corporation's Employee Stock Ownership Plan (the "ESOP") became effective. The ESOP is administered and otherwise governed by the provisions of the ESOP and a related Trust Agreement. Pursuant to the terms of the ESOP, the Trustee may invest the ESOP's trust assets in, among other investments, shares of the Common Stock of the Corporation. As of the record date, no shares of the Common Stock of the Corporation were owned by the ESOP Trust.

COMPENSATION COMMITTEE INTERLOCKS AND INSIDER PARTICIPATION

During fiscal year 2005, there were no interlocks, as defined under the rules and regulations of the SEC, between members of the Compensation Committee or executive officers of the Corporation and corporations with respect to which such persons were affiliated.

PERFORMANCE COMPARISON GRAPH

Set forth below is a graph illustrating the return that would have been realized (assuming reinvestment of dividends) by an investor who invested $100 in common stock of each of the following on December 31, 2000:

    a.  The Standard & Poor's 500 Index
    b. A hypothetical fund with investments in the stock of peer corporations (the "Peer Group")
    c.  Westbank Corporation

The Peer Group consists of New England financial institutions with assets totaling between $500 million and $1.4 billion. The members of the Peer Group are:

Bancorp Rhode Island, Inc.           LSB Corporation                         Northeast Bancorp
Bar Harbor Bank Shares               MASSBANK Corp.                          Northway Financial, Inc.
Central Bancorp, Inc.                Merchants Bancshares, Inc.              Slade's Ferry Bancorp
First National Lincoln Corporation   New Hampshire Thrift Bancshares, Inc.   Wainwright Bank & Trust Company
Hingham Institution for Savings      NewMil Bancorp, Inc.

                        12/31/00     12/31/01     12/31/02     12/31/03     12/31/04     12/31/05
                       ----------   ----------   ----------   ----------   ----------   ----------
Westbank Corporation          100        143.9        211.4        304.5        331.4        269.1
Custom Peer Group             100        140.4        164.6        245.7        252.8        237.4
S&P 500                       100         88.1         68.7         88.4         98.0        102.8

                      -------------------------------------

                                   PROPOSAL 2
                      ADOPTION OF THE WESTBANK CORPORATION
                           2006 EQUITY INCENTIVE PLAN

                      -------------------------------------

Our Board of Directors has adopted the Westbank Corporation 2006 Equity Incentive Plan (the "Plan"), subject to approval by our shareholders. We have provided below a summary of our reasons for adopting the Plan and seeking the approval of our shareholders. The following summary is qualified in its entirety by the full text of the Plan document. The Plan document is included at the end of this proxy statement in Appendix A and is incorporated by reference into this proposal.

WHY WE ARE ASKING FOR SHAREHOLDER APPROVAL - REASONS FOR THE PLAN

We are asking our shareholders to approve the Westbank Corporation 2006 Equity Incentive Plan so that we will be able to continue to grant stock-based compensation to our directors, officers and key employees. Most of the companies with which we compete for directors and management-level employees are public companies that offer stock awards as part of their director and officer compensation packages. By approving this Plan, our shareholders will enable us to continue offering a competitive compensation package that is linked to our stock price performance which will enable us to attract and retain highly qualified directors and officers.

As a NASDAQ-National Market listed company, we are required to seek the approval of our shareholders before implementing an equity compensation plan such as this one. Shareholder approval will also enhance our ability to deduct the expense of certain awards (including certain cash awards) for federal income tax purposes.

IF WE DO NOT RECEIVE SHAREHOLDER APPROVAL WE WILL NOT IMPLEMENT THE PLAN

If we do not receive the approval of the shareholders, the Plan will not be implemented. In this event, we expect that our Board of Directors will consider substituting other forms of compensation to assure that our compensation packages for officers and directors are competitive with those of other publicly-traded financial services companies.

PURPOSE OF THE 2006 EQUITY INCENTIVE PLAN

The purpose of the Plan is to promote our growth and profitability, to provide certain key officers, employees, and directors of our company and our affiliates with an incentive to achieve corporate objectives, to attract and retain individuals of outstanding competence, and to provide such individuals with an equity interest in our company.

DESCRIPTION OF THE 2006 EQUITY INCENTIVE PLAN

Administration. Initially, the Plan will be administered by a committee appointed by the Board of Directors. This committee will consist of the members of the Compensation Committee of our Board of Directors. The administrative committee will consist of not less than two members of the Board of Directors and will have broad discretionary powers. The Board of Directors may exercise any power or discretion conferred on the administrative committee.

Stock Subject to the 2006 Equity Incentive Plan. Assuming this Plan is approved by shareholders, the 1996 Stock Incentive Plan and 2004 Recognition and Retention Plan will be terminated and a total of 170,000 shares of common stock will be reserved for the granting of new awards under this Plan. However, the actual number of shares reserved to this Plan shall also include all of the options and other awards made by us which are still outstanding as of February 15, 2006 (collectively the "Prior Awards") to the extent that any such Prior Award expires, lapses or otherwise terminates for any reason without being exercised or settled in full, or if any shares subject to forfeiture or repurchase are forfeited or repurchased by us. Consequently, the maximum number of shares which may be granted under this Plan, assuming all Prior Awards actually do expire, terminate or otherwise lapse unexercised and are returned to the Plan's share reserve, shall equal 794,860. If any award granted under this Plan expires, lapses or otherwise terminates for any reason without having been exercised or settled in full, or if shares subject to forfeiture or repurchase are forfeited or repurchased, any such shares that are reacquired or subject to a terminated award will again become available for issuance under the Plan. We will at all times reserve and keep available such number of shares as may be required to meet the needs of the Plan. As of February 15, 2006, the aggregate fair market value of the shares to be reserved under this Plan currently available for issuance was $2,641,800, based on the closing sales price per share of our common stock of $15.54 on the NASDAQ-National Market on February 15, 2006 and 170,000 shares currently reserved for issuance under the Plan. In addition, as of February 15, 2006, there were 624,860 shares subject to outstanding options or restricted stock awards that are Prior Awards.

Eligibility. The administrative committee selects the people who may participate in the Plan. Any key employee, officer or non-employee director of Westbank Corporation, Westbank, or any other subsidiary, may be selected to participate.

Terms and Conditions of Awards. The administrative committee may, in its discretion, grant either or both of two types of equity-linked awards to eligible individuals: stock options and restricted stock awards. The administrative committee may also grant performance-based cash awards under this Plan. The administrative committee will, in its discretion, determine the type of awards made and establish other terms and conditions applicable to the award. In setting terms and conditions, it must observe the following restrictions:

It may not grant awards for more than 75,000 shares annually in the form of options, nor more than 75,000 shares annually in the form of restricted stock, to any individual "covered employee" under section 162(m) of the Internal Revenue Code.

It may not grant cash awards of more than $2,500,000 annually to any individual.

It may not grant awards with an effective date that is before the date that we receive shareholder approval for the Plan.

Stock Options. The administrative committee sets the terms and conditions of the stock options that it grants. In setting terms and conditions, it must observe the following restrictions:

It may not grant a stock option with a purchase price that is less than the fair market value of a share of our common stock on the date it grants the stock option.

It may not grant a stock option with a term that is longer than ten years.

The administrative committee may grant incentive stock options to officers and employees that qualify for special federal income tax treatment or non-qualified stock options that do not qualify for special federal income tax treatment. Incentive stock options are subject to certain additional restrictions under the Internal Revenue Code and the Plan. Unless otherwise designated by the administrative committee, options granted under the Plan will be exercisable for a period of ten years after the date of grant (or for a shorter period ending three months after the option holder's termination of employment due to discharge without cause, one year after termination of employment due to death or disability, or immediately upon voluntary resignation or termination for cause). The exercise period may be further extended (but not beyond a maximum option period of ten years) in the event the option is scheduled to expire while a securities trading suspension is in effect until 30 days following the end of the suspension period.

Upon the exercise of an option, the exercise price must be paid in full. Payment may be made in cash, in shares of our common stock already owned by the option holder or in such other consideration as the administrative committee authorizes. Vested options may be transferred prior to exercise only to certain family members or upon the death of the option holder. If permitted by the administrative committee, options may be exercised before they are vested; in this case, the shares issued upon exercise will carry a restrictive legend prohibiting transfer prior to the vesting date and requiring that the shares be returned to us in exchange for the lesser of the exercise price paid or the fair market value of the shares when returned if the vesting conditions are not satisfied. Unless otherwise specified by the committee, stock options will not be exercisable prior to vesting and will vest at the rate of 20% per year beginning on the first anniversary of the grant date. In the event of termination of employment due to death or disability, the vesting of stock options is accelerated. In the event of a change of control followed by either
(i) the options not being assumed by the acquiring entity or (ii) the voluntary or involuntary termination of the option holder's service not for cause, the vesting of all options is accelerated. In addition, the administrative committee may, in its discretion, accelerate the vesting of options following a change of control or upon an option holder's retirement.

Restricted Stock. As a general rule, shares of our common stock that are subject to a restricted stock award are held by the administrative committee or other trustees for the benefit of the award recipient until vested and, when vested, are transferred to the award recipient. Unless the administrative committee determines otherwise with respect to any restricted stock award, before the shares subject to a restricted stock award are vested and transferred to the award recipient, the award recipient shall exercise any voting or tender rights in his or her discretion and the award recipient shall receive any dividends or distributions for distribution at the same time and on the same terms as the amounts are paid on the underlying shares. In the alternative, the administrative committee may authorize the immediate distribution of the restricted shares to the award recipient in the form of a stock certificate bearing a legend containing the applicable vesting restrictions.

All restricted stock awards will be subject to a vesting schedule specified by the administrative committee when the award is made. If the administrative committee does not specify a vesting schedule, the award will vest at the rate of 20% per year beginning on the first anniversary of the date of grant. In the event of death or termination due to disability before the vesting date, all unvested awards will be deemed vested. In the event of a change of control followed by either (i) the awards not being assumed by the acquiring entity or
(ii) the voluntary or involuntary termination of the award recipient's service not for cause, the vesting of all unvested awards is accelerated. In addition, the administrative committee may, in its discretion, accelerate the vesting of restricted stock awards following a change of control or upon an award recipient's retirement. All other awards that are unvested at termination of employment will be forfeited, with the award recipient receiving a refund equal to the lesser of the fair market value of the unvested shares at termination of employment or the amount (if any) paid when the award was made.

Performance-Based Awards. At the time of grant, the administrative committee may designate a restricted stock award as a Performance-Based Award or may grant cash awards that are Performance-Based Awards. If it does so, it shall establish, in addition to or in lieu of service-based vesting requirements, one or more performance goals which must be attained by the award recipient as a condition of retention of the shares or the payment of the cash award, as applicable. The performance goal(s) shall be based on one or more of the following:

                (i)     earnings per share;

                (ii)    net income;

                (iii)   return on average equity;

                (iv)    return on average assets;

                (v)     core earnings;

                (vi)    stock price;

                (vii)   operating income;

                (viii)  operating efficiency ratio;

                (ix)    net interest rate spread;

                (x)     loan production volumes;

                (xi)    deposit volumes;

                (xii)   non-performing loans;

                (xiii)  cash flow;

                (xiv)   total shareholder returns;

                (xv) strategic business objectives, consisting of one or more objectives based on meeting specified cost targets, business expansion goals, and goals relating to acquisitions or divestitures; or

                (xvi) except in the case of a covered employee, any other performance criteria established by the administrative committee.

Performance goals may be established on the basis of reported earnings or cash earnings, and consolidated results or individual business units and may, in the discretion of the administrative committee, include or exclude extraordinary items and/or the results of discontinued operations. Each performance goal may be expressed on an absolute and/or relative basis, may be based on or otherwise employ comparisons based on internal targets, past performance (or the past performance of individual business units) and/or the past or current performance of other companies. Attainment of the performance goals will be measured over a performance measurement period specified by the administrative committee when the award is made. Unless otherwise specified by the administrative committee, performance goals will be measured over a period of at least three years. At least 75% of any performance measurement period will occur after the performance goal(s) are established.

The administrative committee shall determine in its discretion whether the award recipient has attained the goals. If the goals have been satisfied, the administrative committee shall certify that fact in writing. If the performance goals are not satisfied during the performance measurement period, the relevant awards will be forfeited. If the performance goals and any service-based vesting schedule are satisfied, the award will be distributed (or any vesting-related legend removed from any stock certificates previously delivered to the award recipient). If the performance goals are achieved prior to the end of the performance measurement period, the awards may be distributed early.

Mergers and Reorganizations. The number of shares available under the Plan, the maximum limits on awards to individual officers and directors and any outstanding awards will be adjusted to reflect any merger, consolidation or business reorganization in which we are the surviving entity, and to reflect any stock split, stock dividend or other event where the committee determines an adjustment is appropriate in order to prevent the enlargement or dilution of an award recipient's rights. If a merger, consolidation or other business reorganization occurs and we are not the surviving entity, outstanding awards may be exchanged for awards linked to the equity of the surviving entity that are designed to neither increase or diminish the rights of the holders of the outstanding awards or may be settled for a monetary or other payment when the merger, consolidation or reorganization occurs.

Conditions of Effectiveness. This Plan will become effective upon its approval by our shareholders and will continue in effect for ten years from the date of such approval unless terminated sooner. No performance-based awards will be granted after the fifth anniversary of the Plan's effective date unless the list of permissible performance goals is re-approved by the shareholders.

TERMINATION OF AMENDMENT

Our Board of Directors has the authority to suspend or terminate the Plan in whole or in part at any time by giving written notice to the administrative committee, however, no amendment or termination may affect any award granted prior to the amendment or termination without the recipient's consent.

Our Board of Directors has the authority to amend or revise the plan in whole or part at any time. As a NASDAQ-National Market listed company, we are required to seek shareholder approval for amendments to the Plan that are deemed material under the NASDAQ-National Market listing rules. The Plan does not authorize the re-pricing of stock options without shareholder approval. No material amendments affecting the terms of performance-based awards may be made without shareholder approval.

FEDERAL INCOME TAX CONSEQUENCES

The following discussion is intended to be a summary and is not a comprehensive description of the federal tax laws, regulations and policies affecting awards that may be granted under the plan. Any descriptions of the provisions of any law, regulation or policy are qualified in their entirety by reference to the particular law, regulation or policy. Any change in applicable law or regulation or in the policies of various taxing authorities may have a significant effect on this summary. The Plan is not a qualified plan under Section 401(a) of the Internal Revenue Code.

Restricted Stock Awards. The restricted stock awards under the Plan do not result in federal income tax consequences to either us or the award recipient when they are made. Once the award is vested and the shares subject to the award are distributed, the award recipient will generally be required to include in ordinary income, for the taxable year in which the vesting date occurs, an amount equal to the fair market value of the shares on the vesting date. We will generally be allowed to claim a deduction, for compensation expense, in a like amount. If dividends are paid on unvested shares held under the Plan, such dividend amounts will also be included in the ordinary income of the recipient. We will be allowed to claim a deduction for compensation expense for this amount as well. In certain cases, a recipient of a restricted stock award that is not a performance-based restricted stock award may elect to include the value of the shares subject to a restricted stock award in income for federal income tax purposes when the award is made instead of when it vests.

Stock Options. Incentive stock options will not create federal income tax consequences when they are granted. If they are exercised during employment or within three months after termination of employment (one year in cases of termination due to death or disability), the exercise will not create federal income tax consequences either. When the shares acquired on exercise of an incentive stock option are sold, the seller must pay federal income taxes on the amount by which the sales price exceeds the purchase price. This amount will be taxed at capital gains rates if the sale occurs at least two years after the option was granted and at least one year after the option was exercised. Otherwise, it is taxed as ordinary income. The amount by which the fair market value of the shares acquired on exercise exceeds the option exercise price will be an item of adjustment in the year of exercise for purposes of determining the option holder's liability, if any, for alternative minimum tax.

Incentive stock options that are exercised more than one year after termination of employment due to death or disability or three months after termination of employment for other reasons are treated as non-qualified stock options. Non-qualified stock options will not create federal income tax consequences when they are granted. When they are exercised, federal income taxes at ordinary income tax rates must be paid on the amount by which the fair market value of the shares acquired by exercising the option exceeds the exercise price. When an option holder sells shares acquired by exercising a non-qualified stock option, he or she must pay federal income taxes on the amount by which the sales price exceeds the purchase price plus the amount included in ordinary income at option exercise. This amount will be taxed at capital gains rates, which will vary depending upon the time that has elapsed since the exercise of the option. A cash payment, if directed by the administrative committee on a merger or other reorganization under the plan's change of control provisions, is taxed as if it were the exercise of a non-qualified stock option followed immediately by a resale of the stock acquired by exercising the option.

When a non-qualified stock option is exercised, we may be allowed a federal income tax deduction for the same amount that the option holder includes in his or her ordinary income. When an incentive stock option is exercised, there is no tax deduction unless the shares acquired are resold sooner than two years after the option was granted or one year after the option was exercised.

Deduction Limits. Section 162(m) of the Internal Revenue Code limits our deductions for compensation in excess of $1,000,000 per year for our chief executive officer and the four other most highly paid executives named in the summary compensation table in our proxy statement. Compensation amounts resulting from so-called "qualified performance-based compensation" are not subject to this limit. Restricted stock awards, other than performance-based awards, may be subject to this deduction limitation if the amount of the restricted stock awards plus other compensation of the executive that is subject to the limit exceeds $1,000,000. We have designed the plan so that stock options, and performance-based awards consisting of restricted stock or cash may qualify as qualified performance-based compensation that is not subject to the $1,000,000 deduction limit. We expect that the administrative committee will take these deduction limits into account in setting the size and the terms and conditions of awards. However, the administrative committee may decide to grant restricted stock awards all or a portion of which will exceed the deduction limit.

The preceding statements are intended to summarize the general principles of current federal income tax law applicable to awards that may be granted under the Plan. State and local tax consequences may also be significant.

Stock options, restricted stock awards and cash awards under the Plan are discretionary and the administrative committee has not yet determined to whom awards will be made and the terms and conditions of such awards. As a result, no information is provided concerning the benefits to be delivered under the Plan to any individual or group of individuals.

Set forth below is certain information, as of December 31, 2005, concerning our equity compensation plans for which we have previously obtained shareholder approval and those equity compensation plans for which we have not previously obtained shareholder approval:

EQUITY COMPENSATION PLAN INFORMATION

                                              (a)                             (b)                               (c)
                                                                                                         Number of securities
                                                                                                    remaining available for future
                                    Number of securities to be                                           issuance under equity
                                     issued upon exercise of          Weighted-average exercise           compensation plans,
                                   outstanding options, warrants    price of outstanding options,   excluding securities reflected
         Plan Category                      and rights                  warrants and  rights                 in Column (a)
-------------------------------    -----------------------------    -----------------------------   -------------------------------
Equity compensation plans
approved by security holders:

   Stock option                              546,562                        $   10.91                           20,948

   Restricted stock option                    80,500                        $   19.30                                -

Equity  compensation  plans not
approved by security holders                     N/A                              N/A                              N/A
                                           ---------                        ---------                           ------
Total                                        627,062                        $   11.99                           20,948
                                           ---------                        ---------                           ------

The Board of Directors unanimously recommends a vote "FOR" the approval of the Westbank Corporation 2006 Equity Incentive Plan.

DIVIDEND REINVESTMENT PLAN

In 1989, the Corporation implemented a Dividend Reinvestment and Common Stock Purchase Plan (the "Dividend Reinvestment Plan"), which was amended during 1995 and the amendment was approved by the shareholders at the 1995 Annual Meeting. Pursuant to the amended Dividend Reinvestment Plan, shareholders of the Corporation's Common Stock may invest all or a portion of that shareholder's quarterly cash dividend, plus up to $10,000 per calendar quarter, in additional shares of the Corporation's Common Stock. The Dividend Reinvestment Plan was amended in 2002 to increase by 500,000 the number of shares reserved for issuance thereunder. The 2002 amendment was approved by shareholders at the 2002 Annual Meeting. During 2005, 26,936 shares of the Corporation's Treasury Stock were reissued through the Dividend Reinvestment and Common Stock Purchase Plan.

SECTION 16(A) BENEFICIAL OWNERSHIP REPORTING COMPLIANCE

Section 16(a) of the Securities and Exchange Act of 1934, as amended (the "Exchange Act"), requires the Corporation's Directors, executive officers and holders of more than ten percent (10%) of the Corporation's Common Stock to file with the Securities and Exchange Commission initial reports of ownership and reports of changes in ownership of Common Stock and other equity securities of the Corporation. Officers, Directors and greater-than-ten-percent (10%) shareholders are required by SEC regulation to furnish the Corporation with copies of all Section 16(a) forms they file.

Based solely on a review of reports furnished to the Corporation or written representations that no forms were required, the Corporation believes that, during the last fiscal year, the Corporation's officers, Directors and greater-than-ten-percent (10%) beneficial owners complied with the requirements of Section 16(a) of the Securities and Exchange Act of 1934.

OTHER BUSINESS

As of the date of this Proxy Statement, the Board of Directors of the Corporation is not aware of any business to be presented at the 2006 Annual Meeting other than matters referred to in the Notice of Annual Meeting and this Proxy Statement. If any other matters properly come before the Meeting, or any adjournment thereof, the enclosed Proxy will be voted on such matters in accordance with the recommendations of the Corporation's Board of Directors.

SHAREHOLDER PROPOSALS

Any shareholder proposals (including Director nominations) submitted pursuant to Exchange Act Rule 14a-8 and intended to be presented at the Corporation's 2007 Annual Meeting of Shareholders must be received by the Corporation by December 19, 2006 to be eligible for inclusion in the Proxy Statement and Form of Proxy to be distributed by the Board of Directors in connection with such meeting. Such proposals also must comply with the requirements as to form and substance established by the SEC if such proposals are to be included in the Proxy Statement and Form of Proxy.

The Corporation's Bylaws provide that any shareholder proposals (including Director nominations) intended to be presented at the Corporation's 2007 Annual Meeting, other than a shareholder proposal submitted pursuant to Exchange Act Rule 14a-8, must be received in writing at the principal executive office of the Corporation on or between the dates of December 17, 2006 and January 31, 2007, together with all supporting documentation required by the Corporation's Amended Bylaws. However, if the 2007 Annual Meeting is scheduled to be held on a date more than thirty (30) days before April 18, 2007 or more than sixty (60) days after April 19, 2007, a shareholder's notice shall be timely filed if delivered to, or received by, the Corporation at its principal executive office no later than the close of business on the later of (1) seventy-five (75) days prior to the date of such rescheduled Meeting or (2) the fifteenth (15th) day following the day on which public announcement of the date of such Annual Meeting is first made by the Corporation.

ANNUAL REPORT

A copy of the Corporation's Annual Report for 2005, including financial statements, is enclosed. The Annual Report is not to be regarded as proxy soliciting material.

                                              By order of the Board of Directors


                                                      Robert J. Perlak
                                                            Clerk


Dated:  March 15, 2006

                                     NOTICE

A copy of the Corporation's Annual Report on Form 10-K, filed with the Securities and Exchange Commission, may be obtained without charge by any shareholder of the Corporation upon written request addressed to John M. Lilly, Treasurer, Westbank Corporation, 225 Park Avenue, West Springfield, Massachusetts 01089-3310.

                              WESTBANK CORPORATION
                           2006 EQUITY INCENTIVE PLAN


                        Effective as of February 15, 2006

                                TABLE OF CONTENTS

                                                                            Page
                                                                            ----

                                    Article I

                                     Purpose

Section 1.1    General Purpose of the Plan.....................................1

                                   Article II

                                   Definitions

Section 2.1    Award Notice....................................................1
Section 2.2    Bank............................................................1
Section 2.3    Beneficiary.....................................................1
Section 2.4    Board...........................................................1
Section 2.5    Change in Control...............................................1
Section 2.6    Code............................................................3
Section 2.7    Committee.......................................................3
Section 2.8    Company.........................................................3
Section 2.9    Covered Employee................................................3
Section 2.10   Disability......................................................3
Section 2.11   Disinterested Board Member......................................3
Section 2.12   Earliest Exercise Date..........................................3
Section 2.13   Effective Date..................................................3
Section 2.14   Eligible Employee...............................................3
Section 2.15   Eligible Individual.............................................4
Section 2.16   Employer........................................................4
Section 2.17   Exchange Act....................................................4
Section 2.18   Exercise Period.................................................4
Section 2.19   Exercise Price..................................................4
Section 2.20   Fair Market Value...............................................4
Section 2.21   Family Member...................................................4
Section 2.22   Incentive Stock Option..........................................5
Section 2.23   Non-Qualified Stock Option......................................5
Section 2.24   Option..........................................................5
Section 2.25   Option Agreement................................................5
Section 2.26   Option Holder...................................................5
Section 2.27   Performance Goal................................................5
Section 2.28   Performance Measurement Period..................................5
Section 2.29   Performance-Based Award.........................................5
Section 2.30   Permitted Transferee............................................5
Section 2.31   Person..........................................................5
Section 2.32   Plan............................................................5
Section 2.33   Recipient.......................................................6
Section 2.34   Restricted Stock Award..........................................6
Section 2.35   Service.........................................................6
Section 2.36   Share...........................................................6
Section 2.37   Subsidiary......................................................6
Section 2.38   Termination for Cause...........................................6
Section 2.39   Vesting Date....................................................7

                                   Article III

                                Available Shares

Section 3.1    Shares Available under the Plan.................................7
Section 3.2    No Repricing....................................................7

                                   Article IV

                                 Administration

Section 4.1    Committee.......................................................7
Section 4.2    Committee Action................................................8
Section 4.3    Committee Responsibilities......................................8

                                    Article V

                                  Stock Options

Section 5.1    Grant of Options................................................8
Section 5.2    Size of Option..................................................9
Section 5.3    Exercise Price..................................................9
Section 5.4    Exercise Period; Earliest Exercise Date.........................9
Section 5.5    Vesting Date...................................................10
Section 5.6    Additional Restrictions on Incentive Stock Options.............11
Section 5.7    Method of Exercise.............................................12
Section 5.8    Limitations on Options.........................................12

                                   Article VI

                                  Other Awards

Section 6.1    In General.....................................................13
Section 6.2    Vesting Date...................................................14
Section 6.3    Performance-Based Awards.......................................15
Section 6.4    Dividend Rights................................................17
Section 6.5    Voting Rights..................................................17
Section 6.6    Tender Offers..................................................17
Section 6.7    Designation of Beneficiary.....................................17
Section 6.8    Manner of Distribution of Awards...............................18
Section 6.9    Taxes..........................................................18

                                   Article VII

                             Special Tax Provisions

Section 7.1    Tax Withholding Rights.........................................18
Section 7.2    Code Section 83(b) Elections...................................18

                                  Article VIII

                            Amendment And Termination

Section 8.1    Termination....................................................19
Section 8.2    Amendment......................................................19
Section 8.3    Adjustments in the Event of Business Reorganization............19

                                   Article IX

                                  Miscellaneous

Section 9.1    Status as an Employee Benefit Plan.............................20
Section 9.2    No Right to Continued Employment...............................20
Section 9.3    Construction of Language.......................................20
Section 9.4    Governing Law..................................................20
Section 9.5    Headings.......................................................21
Section 9.6    Non-Alienation of Benefits.....................................21
Section 9.7    Notices........................................................21
Section 9.8    Required Regulatory Provisions.................................21
Section 9.9    Approval of Shareholders.......................................21

                              WESTBANK CORPORATION

                           2006 EQUITY INCENTIVE PLAN

                                    ARTICLE I

                                     PURPOSE

                Section 1.1     General Purpose of the Plan. The purpose of the
                                ---------------------------
Plan is to promote the growth and profitability of Westbank Corporation by providing certain directors, key officers and employees of Westbank Corporation and its Subsidiaries with an incentive to achieve corporate objectives and by attracting and retaining individuals of outstanding competence through a participation interest in the performance of common stock of Westbank Corporation.

                                   ARTICLE II

                                   DEFINITIONS

                The following definitions shall apply for the purposes of this Plan, unless a different meaning is plainly indicated by the context:

                Section 2.1     Award Notice means, with respect to a particular
                                ------------
Restricted Stock Award or an award of cash, a written instrument evidencing the award and establishing the terms and conditions thereof.

                Section 2.2     Bank means Westbank and any successor thereto.
                                ----

                Section 2.3     Beneficiary means the Person designated by an
                                -----------
Eligible Individual to receive any Shares subject to a Restricted Stock Award made to such Eligible Individual that become distributable, or to have the right to exercise any Options granted to such Eligible Individual that are exercisable, following the Eligible Individual's death.

                Section 2.4     Board means the Board of Directors of the
                                -----
Company.

                Section 2.5     Change in Control means any of the following
                                -----------------
events:

                (a) the consummation of a reorganization, merger or consolidation of the Company with one or more other persons, other than a transaction following which:

                        (i) at least 51% of the equity ownership interests of the entity resulting from such transaction are beneficially owned (within the meaning of Rule 13d-3 promulgated under the Securities Exchange Act of 1934, as amended ("Exchange Act") in substantially the same relative proportions by persons who, immediately prior to such transaction, beneficially owned (within the meaning of Rule 13d-3 promulgated under the Exchange
                Act) at least 51% of the outstanding equity ownership interests in the Company; and

                        (ii) at least 51% of the securities entitled to vote generally in the election of directors of the entity resulting from such transaction are beneficially owned (within the meaning of Rule 13d-3 promulgated under the Exchange Act) in substantially the same relative proportions by persons who, immediately prior to such transaction, beneficially owned (within the meaning of Rule 13d-3 promulgated under the Exchange
                Act) at least 51% of the securities entitled to vote generally in the election of directors of the Company;

                (b) the acquisition of all or substantially all of the assets of the Company or beneficial ownership (within the meaning of Rule 13d-3 promulgated under the Exchange Act) of 25% or more of the outstanding securities of the Company entitled to vote generally in the election of directors by any person or by any persons acting in concert;

                (c)     a complete liquidation or dissolution of the Company;

                (d) the occurrence of any event if, immediately following such event, at least 50% of the members of the board of directors of the Company do not belong to any of the following groups:

                        (i) individuals who were members of the board of directors of the Company on the Effective Date; or

                        (ii) individuals who first became members of the board of directors of the Company after the Effective Date either:

                                (A) upon election to serve as a member of the board of Directors of the Company by affirmative vote of three-quarters of the members of such board, or of a nominating committee thereof, in office at the time of such first election; or

                                (B) upon election by the shareholders of the Company to serve as a member of such board, but only if nominated for election by affirmative vote of three-quarters of the members of the board of directors of the Company, or of a nominating committee thereof, in office at the time of such first nomination;

                provided, however, that such individual's election or nomination did not result from an actual or threatened election contest or other actual or threatened solicitation of proxies or consents other than by or on behalf of the board of directors of the Company;

                (e) approval by the stockholders of the Company of any agreement, plan or arrangement for the consummation of a transaction which, if consummated, would result in the occurrence of an event described in section 2.5(a), (b), (c) or (d); or

                (f)     any event which would be described in section 2.5(a),
(b), (c), (d) or (e) if the term "Bank" were substituted for the term "Company" therein.

In no event, however, shall a Change of Control be deemed to have occurred as a result of any acquisition of securities or assets of the Company, the Bank, or a subsidiary of either of them, by the Company, the Bank, or any subsidiary of either of them, or by any employee benefit plan maintained by any of them. For purposes of this section 2.5, the term "person" shall have the meaning assigned to it under sections 13(d)(3) or 14(d)(2) of the Exchange Act.

                Section 2.6     Code means the Internal Revenue Code of 1986
                                ----
(including the corresponding provisions of any succeeding law).

                Section 2.7     Committee means the Committee described in
                                ---------
section 4.1.

                Section 2.8     Company means Westbank Corporation, a
                                -------
corporation organized and existing under the laws of the Commonwealth of Massachusetts, and any successor thereto.

                Section 2.9     Covered Employee means, for any taxable year of
                                ----------------
the Company, a person who is, or who the Committee determines is reasonably likely to be, a "covered employee" (within the meaning of section 162(m) of the Code).

                Section 2.10    Disability means a condition of incapacity,
                                ----------
mental or physical, for the performance of services which the Committee determines, on the basis of competent medical evidence, is likely to be permanent, to continue for an indefinite period of at least one hundred eighty
(180) days, or to result in death.

                Section 2.11    Disinterested Board Member means a member of the
                                --------------------------
Board who: (a) is not a current employee of the Company or a Subsidiary, (b) is not a former employee of the Company who receives compensation for prior services (other than benefits under a tax-qualified retirement plan) during the taxable year, (c) has not been an officer of the Company, (d) does not receive remuneration from the Company or a Subsidiary, either directly or indirectly, in any capacity other than as a director except in an amount for which disclosure would not be required pursuant to Item 404(a) of the proxy solicitation rules of the Securities and Exchange Commission and (e) does not possess an interest in any other transaction, and is not engaged in a business relationship, for which disclosure would be required pursuant to Items 404(a) or (b) of the proxy solicitation rules of the Securities and Exchange Commission. The term Disinterested Board Member shall be interpreted in such manner as shall be necessary to conform to the requirements of section 162(m) of the Code, Rule 16b-3 promulgated under the Exchange Act and the corporate governance standards imposed on compensation committees under the listing requirements imposed by any national securities exchange on which the Company lists or seeks to list Shares.

                Section 2.12    Earliest Exercise Date means, with respect to an
                                ----------------------
Option, the earliest date on which the Option may be exercised. The Earliest Exercise Date may, but need not, be the same as the Option's Vesting Date.

                Section 2.13    Effective Date means February 15, 2006.
                                --------------

                Section 2.14    Eligible Employee means any employee of the
                                -----------------
Company, or of a Subsidiary, whom the Committee may determine to be a key officer or employee and select to receive a Restricted Stock Award, a grant of an Option or an award of cash pursuant to the Plan.

                Section 2.15    Eligible Individual means: (a) any Eligible
                                -------------------
Employee or (b) any non-employee director of the Company or a Subsidiary.

                Section 2.16    Employer means the Company, the Bank and any
                                --------
successor thereto and, with the prior approval of the Board, and subject to such terms and conditions as may be imposed by the Board, any other savings bank, savings and loan association, bank, corporation, financial institution or other business organization or institution. With respect to any Eligible Individual, the Employer shall mean the entity which employs such person or upon whose board of directors such person serves.

                Section 2.17    Exchange Act means the Securities Exchange Act
                                ------------
of 1934, as amended.

                Section 2.18    Exercise Period means the period during which an
                                ---------------
Option may be exercised.

                Section 2.19    Exercise Price means the price per Share at
                                --------------
which Shares subject to an Option may be purchased upon exercise of the Option.

                Section 2.20    Fair Market Value means, with respect to a Share
                                -----------------
on a specified date:

                (a) the final reported sales price on the date in question (or if there is no reported sale on such date, on the last preceding date on which any reported sale occurred) as reported in the principal consolidated reporting system with respect to securities listed or admitted to trading on the principal United States securities exchange on which the Shares are listed or admitted to trading, as of the close of the market in New York City and without regard to after-hours trading activity;

                (b) if the Shares are not listed or admitted to trading on any such exchange, the closing bid quotation with respect to a Share on such date, as of the close of the market in New York City and without regard to after-hours trading activity, on the National Association of Securities Dealers Automated Quotations System, or, if no such quotation is provided, on another similar system, selected by the Committee, then in use; or

                (c) if sections 2.20(a) and (b) are not applicable, the fair market value of a Share as the Committee may determine.

                Section 2.21    Family Member means, with respect to any
                                -------------
Eligible Individual: (a) any of the Eligible Individual's children, stepchildren, grandchildren, parents, stepparents, grandparents, spouses, former spouses, siblings, nieces, nephews, mothers-in-law, fathers-in-law, sons-in-law, daughters-in-law, brothers-in-law or sisters-in-law, including relationships created by adoption; (b) any natural person sharing the Eligible Individual's household (other than as a tenant or employee, directly or indirectly, of the Eligible Individual); (c) a trust in which any combination of the Eligible Individual and Persons described in section 2.21(a) and (b) own more than fifty percent (50%) of the beneficial interests; (d) a foundation in which any combination of the Eligible Individual and Persons described in sections 2.21(a) and (b) control management of the assets; or (e) any other corporation, partnership, limited liability company or other entity in which any combination of the Eligible Individual and Persons described in sections 2.21(a) and (b) control more than fifty percent (50%) of the voting interests.

                Section 2.22    Incentive Stock Option means a right to purchase
                                ----------------------
Shares that is granted to an Eligible Employee pursuant to section 5.1, that is designated by the Committee to be an Incentive Stock Option and that is intended to satisfy the requirements of section 422 of the Code.

                Section 2.23    Non-Qualified Stock Option means a right to
                                --------------------------
purchase Shares that is either (a) granted to an Eligible Individual who is not an Eligible Employee or (b) granted to an Eligible Employee and either (i) is not designated by the Committee to be an Incentive Stock Option, or (ii) does not satisfy the requirements of section 422 of the Code.

                Section 2.24    Option means either an Incentive Stock Option or
                                ------
a Non-Qualified Stock Option.

                Section 2.25    Option Agreement means a written instrument
                                ----------------
evidencing an Option granted under the Plan.

                Section 2.26    Option Holder means, at any relevant time with
                                -------------
respect to an Option, the person having the right to exercise the Option.

                Section 2.27    Performance Goal means, with respect to any
                                ----------------
Performance-Based Award, the performance goal or performance goal(s) established pursuant to section 6.3(a), the attainment of which is a condition of vesting of the Performance-Based Award.

                Section 2.28    Performance Measurement Period means, with
                                ------------------------------
respect to any Performance Goal, the period of time over which attainment of the Performance Goal is measured.

                Section 2.29    Performance-Based Award means a Restricted Stock
                                -----------------------
Award or an award of cash to which section 6.3 is applicable.

                Section 2.30    Permitted Transferee means, with respect to any
                                --------------------
Recipient, a Family Member of the Recipient to whom an Option has been transferred in accordance with section 5.8.

                Section 2.31    Person means an individual, a corporation, a
                                ------
partnership, a limited liability company, an association, a joint-stock company, a trust, an estate, an unincorporated organization and any other business organization or institution.

                Section 2.32    Plan means the Westbank Corporation 2006 Equity
                                ----
Incentive Plan, as amended from time to time.

                Section 2.33    Recipient means the person to whom an Option is
                                ---------
granted or a Restricted Stock Award or an award of cash is made.

                Section 2.34    Restricted Stock Award means an award of Shares
                                ----------------------
pursuant to Article VI.

                Section 2.35    Service means, unless the Committee provides
                                -------
otherwise in an Option Agreement or an Award Notice, service in any capacity as a common-law employee or non-employee director to the Company or a Subsidiary.

                Section 2.36    Share means a share of common stock, par value
                                -----
$2.00 per share, of the Westbank Corporation.

                Section 2.37    Subsidiary means any entity, whether or not
                                ----------
incorporated, in an unbroken chain of entities beginning with the Company where each entity other than the last entity in the unbroken chain owns stock or other equity interests in one of the other entities in the unbroken chain possessing fifty percent (50%) or more of the combined voting power of all of the other entity's outstanding stock or other interests that vote generally in the election of the other entity's directors or other governing body.

                Section 2.38    Termination for Cause means one of the
                                ---------------------
following:

                (a) for an Eligible Individual, termination of employment with the Employer upon the occurrence of any of the following:

                        (i) the employee intentionally engages in dishonest conduct in connection with his or her performance of services for the Employer resulting in his or her conviction of or plea of guilty or nolo contendere to a felony;

                        (ii) the employee is convicted of, or pleads guilty or nolo contendere to, a felony or any crime involving moral turpitude;

                        (iii) the employee willfully fails or refuses to perform his or her duties under any employment or retention agreement and fails to cure such breach within sixty (60) days following written notice thereof from the Employer;

                        (iv) the employee breaches his or her fiduciary duties to the Employer for personal profit;

                        (v) the employee's willful breach or violation of any law, rule or regulation (other than traffic violations or similar offenses); or final cease and desist order in connection with his or her performance of services for the Employer; or

                (b) for an Eligible Individual who is a non-employee director, removal for cause under the terms of the laws or any law rule or regulation applicable to the entity upon whose board of directors the individual serves as a non-employee director.

                Section 2.39    Vesting Date means the date on which an Option,
                                ------------
Restricted Stock Award, or Shares acquired upon exercise of an Option cease to be forfeitable upon termination of the Recipient's Service.

                                   ARTICLE III

                                AVAILABLE SHARES

                Section 3.1     Shares Available under the Plan.
                                -------------------------------

                Subject to adjustment pursuant to section 8.3, the maximum aggregate number of Shares which may be granted under the Plan shall be 794,860, reduced at any time by the number of shares subject to awards and options under the Company's 1996 Stock Incentive Plan and the Company's 2004 Recognition and Retention Plan (which, as of the Effective Date, equaled approximately 624,860 Shares). Such Shares shall consist of authorized but unissued or reacquired Shares or any combination thereof. If any outstanding award, including any awards or options under the Company's 1996 Stock Incentive Plan and 2004 Recognition and Retention Plan, for any reason expires or is terminated or canceled without being exercised or settled in full, or if Shares acquired pursuant to an award subject to forfeiture or repurchase, including any Shares issued under the Company's 1996 Stock Incentive Plan and 2004 Recognition and Retention Plan, are forfeited or repurchased by the Company, the Shares allocated to the terminated portion of such award or such Shares forfeited or repurchased shall be available for grant under the Plan. The maximum number of Restricted Stock Awards which may be granted annually to any one Covered Employee shall be 75,000 Shares and the maximum number of Options which may be granted annually to any one Covered Employee shall be 75,000 Shares.

                Section 3.2     No Repricing.
                                ------------

                Except as provided in section 8.3, without the affirmative vote of holders of a majority of the Shares cast in person or by proxy at a meeting of shareholders of the Company at which a quorum representing a majority of all outstanding Shares is present or represented by proxy, the Board shall not approve a program providing for either (a) the cancellation of outstanding Options and the grant in substitution therefore of any new awards, including specifically any new Options having a lower Exercise Price or (b) the amendment of outstanding Options to reduce the exercise price thereof.

                                   ARTICLE IV

                                 ADMINISTRATION

                Section 4.1     Committee.
                                ---------

                (a) Subject to section 4.1(b), the Plan shall be administered by the members of the Compensation Committee of Westbank Corporation who are Disinterested Board Members. If the Committee consists of fewer than two Disinterested Board Members, then the Board shall appoint to the Committee such additional Disinterested Board Members as shall be necessary to provide for a Committee consisting of at least two Disinterested Board Members.

                (b) The Board may, in its discretion, take any action and exercise any power, privilege or discretion conferred on the Committee under the Plan with the same force and effect under the Plan as if done or exercised by the Committee.

                (c) No member of the Committee on the Board shall participate in any action taken by such body under the Plan if he or she is personally affected thereby, unless all members of the Committee or Board, as applicable, are similarly affected.

                Section 4.2     Committee Action.
                                ----------------

                The Committee shall hold such meetings, and may make such administrative rules and regulations, as it may deem proper. A majority of the members of the Committee shall constitute a quorum, and the action of a majority of the members of the Committee present at a meeting at which a quorum is present, as well as actions taken pursuant to the unanimous written consent of all of the members of the Committee without holding a meeting, shall be deemed to be actions of the Committee. All actions of the Committee shall be final and conclusive and shall be binding upon the Company and all other interested parties. Any Person dealing with the Committee shall be fully protected in relying upon any written notice, instruction, direction or other communication signed by the Secretary of the Committee and one member of the Committee, by two members of the Committee or by a representative of the Committee authorized to sign the same on its behalf.

                Section 4.3     Committee Responsibilities.
                                --------------------------

                Subject to the terms and conditions of the Plan and such limitations as may be imposed by the Board, the Committee shall be responsible for the overall management and administration of the Plan and shall have such authority as shall be necessary or appropriate in order to carry out its responsibilities, including, without limitation, the authority:

                (a) to interpret and construe the Plan, and to determine all questions that may arise under the Plan as to eligibility for participation in the Plan, the number of Shares subject to the Restricted Stock Awards or Options, if any, to be granted, and the terms and conditions thereof;

                (b) with the consent of the Recipient or Beneficiary, as applicable, to amend or modify the terms of any outstanding Option or Restricted Stock Award or accelerate or defer the Vesting Date or Earliest Exercise Date thereof;

                (c) to adopt rules and regulations and to prescribe forms for the operation and administration of the Plan; and

                (d) to take any other action not inconsistent with the provisions of the Plan that it may deem necessary or appropriate.

All decisions, determinations and other actions of the Committee made or taken in accordance with the terms of the Plan shall be final and conclusive and binding upon all parties having an interest therein.

                                    ARTICLE V

                                  STOCK OPTIONS

                Section 5.1     Grant of Options.
                                ----------------

                (a) Subject to the limitations of the Plan, the Committee may, in its discretion, grant to an Eligible Individual an Option to purchase Shares. An Option for an Eligible Employee must be designated as either an Incentive Stock Option or a Non-Qualified Stock Option and, if not designated as either, shall be a Non-Qualified Stock Option. An Option for an Eligible Individual who is not an Eligible Employee shall be a Non-Qualified Stock Option.

                (b) Any Option granted under this section 5.1 shall be evidenced by a written agreement which shall:

                        (i) specify the number of Shares covered by the Option determined in accordance with section 5.2;

                        (ii) specify the Exercise Price, determined in accordance with section 5.3, for the Shares subject to the Option;

                        (iii) specify the Earliest Exercise Date and the Exercise Period determined in accordance with section 5.4;

                        (iv) specify the Vesting Date determined in accordance with section 5.5;

                        (v) set forth specifically or incorporate by reference the applicable provisions of the Plan; and

                        (vi) contain such other terms and conditions not inconsistent with the Plan as the Committee may, in its discretion, prescribe with respect to an Option granted to an Eligible Individual.

                Section 5.2     Size of Option.
                                --------------

                Subject to section 3.1 and such limitations as the Board may from time to time impose, the number of Shares as to which an Eligible Individual may be granted Options shall be determined by the Committee, in its discretion.

                Section 5.3     Exercise Price.
                                --------------

                The price per Share at which an Option granted to an Eligible Individual may be exercised shall be determined by the Committee, in its discretion, provided, however, that the Exercise Price shall not be less than the Fair Market Value of a Share on the date on which the Option is granted.

                Section 5.4     Exercise Period; Earliest Exercise Date.
                                ---------------------------------------

                (a) Subject to section 5.4(b), the Exercise Period during which an Option may be exercised shall commence on the Earliest Exercise Date specified by the Committee in the Option Agreement (or, if no Earliest Exercise Date is specified in the Option Agreement, on the Vesting Date). It shall expire on the date specified in the Option Agreement (and in any event no later than the tenth anniversary of the date of grant) or, if no date is specified, on the earliest of:

                        (i) the date and time when the Recipient terminates Service for any reason other than the Recipient's death, Disability or discharge that is not a Termination for Cause or the date and time when the Recipient is discharged in a Termination for Cause;

                        (ii) the last day of the three-month period that begins on the date and time when the Recipient terminates Service due to discharge that is not a Termination for Cause (or the date of the Recipient's retirement if permitted and defined by the Committee in the Option Agreement);

                        (iii) the last day of the one-year period that begins on the date and time when the Recipient terminates Service due to the Recipient's death or Disability; and

                        (iv) the last day of the ten-year period commencing on the date on which the Option was granted.

A Recipient's termination of Service prior to the Earliest Exercise Date of an Option shall, unless otherwise provided in the Option Agreement, result in the Option being canceled without consideration at the close of business on the last day of Service. An Option that remains unexercised at the close of business on the last day of the Exercise Period (including but not limited to an Option whose Earliest Exercise Date has not occurred) shall be canceled without consideration at the close of business on the last day of the Exercise Period. Notwithstanding the foregoing, no Option shall have a term of more than ten (10) years from the date on which the Option was granted.

                (b) Unless otherwise determined by the Committee and specified in the Option Agreement if, on the date an Option is otherwise scheduled to expire, the holder of the Option may not then exercise the Option or sell Shares on a national securities exchange without violating applicable federal, state or local securities laws or the terms of a securities trading blackout (including but not limited to a blackout period established under the Company's securities trading policy or a contractual lockup in connection with a securities offering or other transaction involving the Company), the date on which the Exercise Period expires shall be extended to the earliest to occur of:
(A) the tenth (10th) anniversary of the date the Option was granted; and (B) thirty (30) days after the last day of the securities trading blackout.

                Section 5.5     Vesting Date.
                                ------------

                (a) Subject to section 5.5(b), the Vesting Date for each Option granted under the Plan shall be the date determined by the Committee and specified in the Option Agreement. If no provision for vesting is made in the Option Agreement, the Vesting Date shall be:

                        (i) the first anniversary of the date of grant, as to 20% of the Shares subject to the Option as of the date of grant;

                        (ii) the second anniversary of the date of grant, as to an additional 20% of the Shares subject to the Option as of the date of grant;

                        (iii) the third anniversary of the date of grant, as to an additional 20% of the Shares subject to the Option as of the date of grant;

                        (iv) the fourth anniversary of the date of the grant, as to an additional 20% of the Shares subject to the Option as of the date of grant;

                        (v) the fifth anniversary of the date of grant, as to any remaining balance of the Shares subject to the Option as of the date of grant; and

                        (vi) in the event of the Recipient's termination of Service due to the Recipient's death or Disability, the date of termination of Service, as to any Options otherwise scheduled to vest.

Failure of a Recipient to remain in continuous Service during the period beginning on the date an Option is granted and ending on the Option's Vesting Date shall result in a cancellation of the Option without consideration at the earliest date and time at which the Recipient is not in continuous Service.

                (b) Except to the extent that an applicable Option Agreement expressly provides otherwise, each Option granted to an Eligible Individual that is outstanding under the Plan on the date on which a Change of Control occurs shall, on such date, be 100% vested and exercisable if the Options are not converted into options to acquire stock in the acquiring entity as contemplated by section 8.3(b). Similarly, each Option granted to an Eligible Individual shall be 100% vested upon such individual's termination of Service (involuntary or voluntary) within eighteen (18) months following a Change of Control that is not a Termination for Cause. Notwithstanding the foregoing, the Committee may chose to accelerate Options in its discretion on a Change of Control and such Committee may also permit the acceleration of the Vesting Date upon a Recipient's retirement if explicitly permitted and defined in the Option Agreement.

                Section 5.6     Additional Restrictions on Incentive Stock
                                Options.
                                ------------------------------------------

                An Option granted to an Eligible Employee designated by the Committee to be an Incentive Stock Option shall be subject to the following provisions:

                (a) If, for any calendar year, the sum of (i) plus (ii) exceeds $100,000, where (i) equals the Fair Market Value (determined as of the date of the grant) of Shares subject to an Option intended to be an Incentive Stock Option which first become available for purchase during such calendar year, and (ii) equals the Fair Market Value (determined as of the date of grant) of Shares subject to any other options intended to be Incentive Stock Options and previously granted to the same Eligible Employee which first become exercisable in such calendar year, then that number of Shares optioned which causes the sum of (i) and (ii) to exceed $100,000 shall be deemed to be Shares optioned pursuant to a Non-Qualified Stock Option or Non-Qualified Stock Options, with the same terms as the Option or Options intended to be an Incentive Stock Option;

                (b) The Exercise Price of an Incentive Stock Option granted to an Eligible Employee who, at the time the Option is granted, owns Shares comprising more than 10% of the total combined voting power of all classes of stock of the Company shall not be less than 110% of the Fair Market Value of a Share, and if an Option designated as an Incentive Stock Option shall be granted at an Exercise Price that does not satisfy this requirement, the designated Exercise Price shall be observed and the Option shall be treated as a Non-Qualified Stock Option;

                (c) The Exercise Period of an Incentive Stock Option granted to an Eligible Employee who, at the time the Option is granted, owns Shares comprising more than 10% of the total combined voting power of all classes of stock of the Company, shall expire no later than the fifth anniversary of the date on which the Option was granted, and if an Option designated as an Incentive Stock Option shall be granted for an Exercise Period that does not satisfy this requirement, the designated Exercise Period shall be observed and the Option shall be treated as a Non-Qualified Stock Option;

                (d) An Incentive Stock Option that is exercised during its designated Exercise Period but more than:

                        (i) three (3) months after the termination of employment with the Company and all of its Parents and Subsidiaries (other than on account of disability within the meaning of section 22(e)(3) of the Code or death of the Eligible Employee to whom it was granted); or

                        (ii) one (1) year after such individual's termination of employment with the Company, a Parent or a Subsidiary due to disability (within the meaning of section 22(e)(3) of the Code) or death;

                may be exercised in accordance with the terms of the Option but shall at the time of exercise be treated as a Non-Qualified Stock Option; and

                (e) Except with the prior written approval of the Committee, no individual shall dispose of Shares acquired pursuant to the exercise of an Incentive Stock Option until after the later of (i) the second (2nd) anniversary of the date on which the Incentive Stock Option was granted, or (ii) the first
(1st) anniversary of the date on which the Shares were acquired.

                Section 5.7     Method of Exercise.
                                ------------------

                (a) Subject to the limitations of the Plan and the Option Agreement, an Option Holder may, at any time after the Earliest Exercise Date and during the Exercise Period, exercise his or her right to purchase all or any part of the Shares to which the Option relates; provided, however, that the minimum number of Shares which may be purchased at any time shall be 100, or, if less, the total number of Shares relating to the Option which remain unpurchased. An Option Holder shall exercise an Option to purchase Shares by:

                        (i) giving written notice to the Company, in such form and manner as the Committee may prescribe, of his intent to exercise the Option;

                        (ii) delivering to the Company full payment, consistent with section 5.7(b), for the Shares as to which the Option is to be exercised; and

                        (iii) satisfying such other conditions as may be prescribed in the Option Agreement.

                        (iv) The Exercise Price of Shares to be purchased upon exercise of any Option shall be paid in full:

                        (v) in cash (by certified or bank check or such other instrument as the Company may accept);

                        (vi) if and to the extent permitted by the Committee, in the form of Shares already owned by the Option holder for a period of more than six (6) months as of the exercise date and having an aggregate Fair Market Value on the date the Option is exercised equal to the aggregate Exercise Price to be paid with such payment to be made either through attestation or actual delivery as determined by the Committee; or

                        (vii)   by a combination thereof.

If permitted by the Committee, payment for any Shares to be purchased upon exercise of an Option may also be made by delivering a properly executed exercise notice to the Company, together with a copy of irrevocable instructions to a broker to deliver promptly to the Company the amount of sale or loan proceeds to pay the purchase price and applicable tax withholding amounts (if any), in which event the Shares acquired shall be delivered to the broker promptly following receipt of payment.

                (b) When the requirements of section 5.7(a) and (b) have been satisfied, the Committee shall take such action as is necessary to cause the issuance of a stock certificate evidencing the Option holder's ownership of such Shares. The Person exercising the Option shall have no right to vote or to receive dividends, nor have any other rights with respect to the Shares, prior to the date as of which such Shares are transferred to such Person on the stock transfer records of the Company, and no adjustments shall be made for any dividends or other rights for which the record date is prior to the date as of which such transfer is effected, except as may be required under section 7.3.

                Section 5.8     Limitations on Options.
                                ----------------------

                (a) An Option by its terms shall not be transferable by any Option Holder, except that (i) a Recipient may transfer a Non-Qualified Stock Option to the Recipient's Family Members during his lifetime; and (b) any Option Holder may transfer Options remaining unexercised at his or her death to a Beneficiary or by will or by the laws of descent and distribution. Any permitted transfer to Family Members shall be effected by written notice to the Company given in such form and manner as the Committee may prescribe and shall be recognized only if such notice is received by the Company prior to the death of the person giving it. Thereafter, the Permitted Transferee shall have, with respect to such Option, all of the rights, privileges and obligations which would attach thereunder to the Recipient except the right to transfer the Option to Family Members. If a privilege of the Option depends on the life, Service, employment or other status of the transferor, such privilege of the Option for the transferee shall continue to depend on the life, Service, employment or other status of the transferor. The Committee shall have full and exclusive authority to interpret and apply the provisions of this Plan to transferees to the extent not specifically described herein.


                (b) The Company's obligation to deliver Shares with respect to an Option shall, if the Committee so requests, be conditioned upon the receipt of a representation as to the investment intention of the Option holder to whom such Shares are to be delivered, in such form as the Committee shall determine to be necessary or advisable to comply with the provisions of applicable federal, state or local law. It may be provided that any such representation shall become inoperative upon a registration of the Shares or upon the occurrence of any other event eliminating the necessity of such representation. The Company shall not be required to deliver any Shares under the Plan prior to (i) the admission of such Shares to listing on any stock exchange on which Shares may then be listed, or (ii) the completion of such registration or other qualification under any state or federal law, rule or regulation as the Committee shall determine to be necessary or advisable.

                (c) An Option holder may designate a Beneficiary to receive any Options that may be exercised after his or her death. Such designation (and any change or revocation of such designation) shall be made in writing in the form and manner prescribed by the Committee. In the event that the designated Beneficiary dies prior to the Option holder, or in the event that no Beneficiary has been designated, any Options that may be exercised following the Option holder's death shall be transferred to the executor or administrator of the Option holder's estate, or if no such executor or administrator is appointed within such time as the Committee, in its sole discretion, shall deem reasonable, to such one or more of the spouse and descendants and blood relatives of such deceased person as the Committee may select. If the Option holder and his or her Beneficiary shall die in circumstances that cause the Committee, in its discretion, to be uncertain which shall have been the first to die, the Option holder shall be deemed to have survived the beneficiary.

                                   ARTICLE VI

                                  OTHER AWARDS

                Section 6.1     In General.
                                -----------

                (a) Each Restricted Stock Award shall be evidenced by an Award Notice issued by the Committee to the Eligible Individual, which notice shall:

                        (i) specify the number of Shares covered by the Restricted Stock Award;

                        (ii) specify the amount (if any) which the Recipient shall be required to pay to the Company in consideration for the issuance of such Shares (which shall in no event be less than the minimum amount required for such Shares to be validly issued, fully paid and nonassessable under applicable law);

                        (iii) specify whether the Restricted Stock Award is a Performance-Based Award and, if it is, the applicable Performance Goal or Performance Goals;

                        (iv) specify the date of grant of the Restricted Stock Award; and

                        (v) specify the Vesting Date for the Restricted Stock Award;

and contain such other terms and conditions not inconsistent with the Plan as the Committee may, in its discretion, prescribe.

                (b) All Restricted Stock Awards shall be in the form of issued and outstanding Shares that shall be either:

                        (i) registered in the name of the Committee or other trustee or custodian for the benefit of the Recipient and held by the Committee pending the vesting or forfeiture of the Restricted Stock Award;

                        (ii) registered in the name of the Recipient and held by the Committee, together with a stock power executed by the Recipient in favor of the Committee, pending the vesting or forfeiture of the Restricted Stock Award; or

                        (iii) registered in the name of and delivered to the Recipient.

In any event, the certificates evidencing the Shares shall at all times prior to the applicable Vesting date bear the following legend:

                The Common Stock evidenced hereby is subject to the terms of Restricted Stock Award Notice between Westbank Corporation and [Name of Recipient] dated [Date] made pursuant to the terms of the Westbank Corporation 2006 Equity Incentive Plan, copies of which are on file at the executive offices of Westbank Corporation, and may not be sold, encumbered, hypothecated or otherwise transferred except in accordance with the terms of such Plan and Agreement.

or such other restrictive legend as the Committee, in its discretion, may specify.

                (c) An Award by its terms shall not be transferable by the Eligible Individual other than by will or by the laws of descent and distribution, and the Shares granted pursuant to such Award shall be distributable, during the lifetime of the Recipient, only to the Recipient.

                Section 6.2     Vesting Date.
                                -------------

                  (a) Subject to section 6.2(b), the Vesting Date for each Restricted Stock Award granted under the Plan shall be the date determined by the Committee and specified in the Award Notice. If no provision for vesting is made in the Award Notice, the Vesting Date shall be:

                        (i) the first anniversary of the date of grant, as to 20% of the Shares subject to the Restricted Stock Award as of the date of grant;

                        (ii) the second anniversary of the date of grant, as to an additional 20% of the Shares subject to the Restricted Stock Award as of the date of grant;

                        (iii) the third anniversary of the date of grant, as to an additional 20% of the Shares subject to the Restricted Stock Award as of the date of grant;

                        (iv) the fourth anniversary of the date of the grant, as to an additional 20% of the Shares subject to the Restricted Stock Award as of the date of grant; and

                        (v) the fifth anniversary of the date of grant, as to any remaining balance of the Shares subject to the Restricted Stock Award as of the date of grant;

                (b) Unless otherwise determined by the Committee and specified in the Award Notice for a Restricted Stock Award:

                        (i) if the Recipient of a Restricted Stock Award terminates Service prior to the Vesting Date for any reason other than death or Disability, any unvested Shares shall be forfeited without consideration (other than a refund to the Recipient of an amount equal to the lesser of the amount (if any) paid by the Recipient for the Shares being forfeited upon their issuance and the Fair Market Value of such Shares on the date of forfeiture);

                        (ii) if the Recipient of a Restricted Stock Award terminates Service prior to the Vesting Date on account of death or Disability, any unvested Shares that were scheduled to vest shall become vested on the date of termination of Service; and

                        (iii) if a Change in Control occurs prior to the Vesting Date of a Restricted Stock Award that is outstanding on the date of the Change in Control, the Vesting Date shall be accelerated to the date of the Change in Control if the Restricted Stock Award is not converted into an award to receive stock in the acquiring entity as contemplated by section 8.3(c). Similarly, each Restricted Stock Award shall be 100% vested upon a Recipient's termination of Service

                (voluntary or involuntary) within eighteen (18) months following the Change of Control that is not a Termination for Cause. Notwithstanding the foregoing, the Committee may chose to accelerate Restricted Stock Awards in its discretion on a Change of Control and such Committee may also permit the acceleration of the Vesting Date upon a Recipient's retirement if explicitly permitted and defined in the Restricted Stock Award.

                Section 6.3     Performance-Based Awards.
                                -------------------------

                (a) At the time it grants a Performance-Based Award, the Committee shall establish one or more Performance Goals, the attainment of which shall be a condition of the Recipient's right to retain the related Shares or receive the cash amount specified; provided, however, that no cash Performance-Based Award to any one individual shall exceed $2,500,000 in any year. The Performance Goals shall be selected from among the following:

                        (i)     earnings per share;

                        (ii)    net income;

                        (iii)   return on average equity;

                        (iv)    return on average assets;

                        (v)     core earnings;

                        (vi)    stock price;

                        (vii)   operating income;

                        (viii)  operating efficiency ratio;

                        (ix)    net interest rate spread;

                        (x)     loan production volumes;

                        (xi)    deposit volumes;

                        (xii)   non-performing loans;

                        (xiii)  cash flow;

                        (xiv)   total shareholder returns;

                        (xv) strategic business objectives, consisting of one or more objectives based on meeting specified cost targets, business expansion goals, and goals relating to acquisitions or divestitures;

                        (xvi) except in the case of a Covered Employee, any other performance criteria established by the Committee; and

                        (xvii)  any combination of (i) through (xv) above.

Performance Goals may be established on the basis of reported earnings or cash earnings, and consolidated results or individual business units and may, in the discretion of the Committee, include or exclude extraordinary items and/or the results of discontinued operations. Each Performance Goal may be expressed on an absolute and/or relative basis, may be based on or otherwise employ comparisons based on internal targets, the past performance of the Company (or individual business units) and/or the past or current performance of other companies.

                (b) At the time it grants a Performance-Based Award, the Committee shall establish a Performance Measurement Period for each Performance Goal. The Performance Measurement Period shall be the period over which the Performance Goal is measured and its attainment is determined. If the Committee establishes a Performance Goal but fails to specify a Performance Measurement Period, the Performance Measurement Period shall be:

                        (i) if the Performance-Based Award is granted during the first nine months of the Company's fiscal year, the period of three (3) fiscal years of the Company beginning with the fiscal year in which the Performance-Based Award is granted; and

                        (ii) in all other cases, the period of twelve (12) consecutive fiscal quarters of the Company that begins with the fiscal quarter in which the Performance-Based Award is granted.

                (c) As promptly as practicable following the end of each Performance Measurement Period, the Committee shall determine, on the basis of such evidence as it deems appropriate, whether the Performance Goals for such Performance Measurement Period have been attained and, if they have been attained, shall certify such fact in writing.

                (d) If the Performance Goals for a Performance-Based Award have been attained and certified, the Committee shall either:

                        (i) if the relevant Vesting Date has occurred, cause the ownership of the Shares subject to such Restricted Stock Award, together with all dividends and other distributions with respect thereto that have been accumulated, to be transferred on the stock transfer records of the Company, free of any restrictive legend other than as may be required by applicable law, to the Recipient of the Restricted Stock Award;

                        (ii) if applicable, pay the cash amount of the Performance-Based Award; or

                        (iii) in all other cases, continue the Shares in their current status pending the occurrence of the relevant Vesting Date or forfeiture of the Shares.

If any one or more of the relevant Performance Goals have not been attained, all of the Shares subject to such Restricted Stock Award or cash subject to such Performance-Based Award shall be forfeited without a consideration (other than a refund to the Recipient or his estate of an amount equal to the lesser of the amount (if any) paid by the Recipient for the Shares being forfeited upon their issuance and the Fair Market Value of such Shares on the date of forfeiture).

                (e) If the Performance Goals for any Performance Measurement Period shall have been affected by special factors (including material changes in accounting policies or practices, material acquisitions or dispositions of property, or other unusual items) that in the Committee's judgment should or should not be taken into account, in whole or in part, in the equitable administration of the Plan, the Committee may, for any purpose of the Plan, adjust such Performance Goals and make payments accordingly under the Plan; provided, however, that any adjustments made in accordance with or for the purposes of this section 6.3(e) shall be disregarded for purposes of calculating the Performance Goals for a Performance-Based Award to a Covered Employee if and to the extent that such adjustments would have the effect of increasing the amount of a the Restricted Stock Award to such Covered Employee.

                (f) If provided by the Committee when a Performance-Based Award is granted, to the extent that the relevant Performance Goals are achieved prior to the end of the Performance Measurement Period and certified by the Committee, a vested Performance-Based Award may be paid at any time following such certification.

                Section 6.4     Dividend Rights.
                                ----------------

                Unless the Committee determines otherwise with respect to any Restricted Stock Award and specifies such determination in the relevant Award Notice, any dividends or distributions declared and paid with respect to Shares subject to the Restricted Stock Award, whether or not in cash, shall be distributed to the Recipient as soon as practicable after distributed on the underlying Shares.

                Section 6.5     Voting Rights.
                                --------------

                Unless the Committee determines otherwise with respect to any Restricted Stock Award and specifies such determination in the relevant Award Notice, voting rights appurtenant to the Shares subject to the Restricted Stock Award, shall be exercised by the Recipient of the Restricted Stock Award.

                Section 6.6     Tender Offers.
                                -------------
                Each Recipient to whom a Restricted Stock Award is outstanding shall have the right to respond, or to direct the response, with respect to the related Shares, to any tender offer, exchange offer or other offer made to the holders of Shares. Such a direction for any such Shares shall be given by proxy or ballot (if the Recipient is the beneficial owner of the Shares for voting purposes) or by completing and filing, with the inspector of elections, the Trustee or such other person who shall be independent of the Company as the Committee shall designate in the direction (if the Recipient is not such a beneficial owner), a written direction in the form and manner prescribed by the Committee. If no such direction is given, then the Shares shall not be tendered.

                Section 6.7     Designation of Beneficiary.
                                ---------------------------

                An Eligible Individual who has received a Restricted Stock Award may designate a Beneficiary to receive any unvested Shares that become vested on the date of his or her death. Such designation (and any change or revocation of such designation) shall be made in writing in the form and manner prescribed by the Committee. In the event that the Beneficiary designated by an Eligible Individual dies prior to the Eligible Individual, or in the event that no Beneficiary has been designated, any vested Shares that become available for distribution on the Eligible Individual's death shall be paid to the executor or administrator of the Eligible Individual's estate, or if no such executor or administrator is appointed within such time as the Committee, in its sole discretion, shall deem reasonable, to such one or more of the spouse and descendants and blood relatives of such deceased person as the Committee may select.

                Section 6.8     Manner of Distribution of Awards.
                                ---------------------------------

                The Company's obligation to deliver Shares with respect to a Restricted Stock Award shall, if the Committee so requests, be conditioned upon the receipt of a representation as to the investment intention of the Eligible Individual or Beneficiary to whom such Shares are to be delivered, in such form as the Committee shall determine to be necessary or advisable to comply with the provisions of applicable federal, state or local law. It may be provided that any such representation shall become inoperative upon a registration of the Shares or upon the occurrence of any other event eliminating the necessity of such representation. The Company shall not be required to deliver any Shares under the Plan prior to (i) the admission of such Shares to listing on any stock exchange on which Shares may then be listed, or (ii) the completion of such registration or other qualification under any state or federal law, rule or regulation as the Committee shall determine to be necessary or advisable.

                Section 6.9     Taxes.
                                ------

                The Company or the Committee shall have the right to require any person entitled to receive Shares pursuant to a Restricted Stock Award to pay the amount of any tax which is required to be withheld with respect to such Shares, or, in lieu thereof, to retain, or to sell without notice, a sufficient number of Shares to cover the amount required to be withheld.

                                   ARTICLE VII

                             SPECIAL TAX PROVISIONS

                Section 7.1     Tax Withholding Rights.
                                -----------------------

                The Company shall have the right to deduct from all amounts paid by the Company in cash with respect to an Option or other award under the Plan any taxes required by law to be withheld with respect to such Option or other award. Where any Person is entitled to receive Shares, the Company shall have the right to require such Person to pay to the Company the amount of any tax which the Company is required to withhold with respect to such Shares, or, in lieu thereof, to retain, or to sell without notice, a sufficient number of Shares to cover the minimum amount required to be withheld. To the extent determined by the Committee and specified in the Option Agreement, an Option Holder shall have the right to direct the Company to satisfy the minimum required federal, state and local tax withholding by reducing the number of Shares subject to the Option (without issuance of such Shares to the Option holder) by a number equal to the quotient of (a) the total minimum amount of required tax withholding divided by (b) the excess of the Fair Market Value of a Share on the Option Exercise Date over the Option Exercise Price per Share. Notwithstanding the foregoing, the tax withholding in Shares may not be in excess of the minimum required statutory withholding rate.

                Section 7.2     Code Section 83(b) Elections.
                                -----------------------------

                If and to the extent permitted by the Committee and specified in an Option Agreement for a Non-Qualified Stock Option or a Restricted Stock Award Agreement for a Restricted Stock Award other than a Performance-Based Award, a Recipient may be permitted or required to make an election under section 83(b) of the Code to include the compensation related thereto in income for federal income tax purposes at the time of issuance of the Shares to such Recipient instead of at a subsequent Vesting Date. In such event, the Shares issued prior to their Vesting Date shall be issued in certificated form only, and the certificates therefor shall bear the legend set forth in section 6.1(b) or such other restrictive legend as the Committee, in its discretion, may specify. In the event of the Recipient's termination of Service prior to the relevant Vesting Date or forfeiture of the Shares for any other reason, the Recipient shall be required to return all forfeited Shares to the Company without consideration therefor (other than a refund to the Recipient or his estate of an amount equal to the lesser of the amount paid by the Recipient for the Shares upon their issuance or the Fair Market Value of the Shares on the date of forfeiture).

                                  ARTICLE VIII

                            AMENDMENT AND TERMINATION

                Section 8.1     Termination.
                                ------------

                The Board may suspend or terminate the Plan in whole or in part at any time prior to the tenth anniversary of the Effective Date by giving written notice of such suspension or termination to the Committee. Unless sooner terminated, the Plan shall terminate automatically on the day preceding the tenth anniversary of the Effective Date. In the event of any suspension or termination of the Plan, all Options and Restricted Stock Awards theretofore granted under the Plan that are outstanding on the date of such suspension or termination of the Plan shall remain outstanding and exercisable for the period and on the terms and conditions set forth in the Option Agreements and the Award Notices evidencing such Options and Restricted Stock Awards.

                Section 8.2     Amendment.
                                ----------

                The Board may amend or revise the Plan in whole or in part at any time; provided, however, that, to the extent required to comply with section 162(m) of the Code or the corporate governance standards imposed under the listing requirements imposed by any national securities exchange on which the Company lists or seeks to list Shares, no such amendment or revision shall be effective if it amends a material term of the Plan unless approved by the holders of a majority of the votes cast on a proposal to approve such amendment or revision.

                Section 8.3     Adjustments in the Event of Business
                                -------------------------------------
                                Reorganization.
                                ---------------

                (a) In the event any recapitalization, forward or reverse split, reorganization, merger, consolidation, spin-off, combination, repurchase, or exchange of Shares or other securities, stock dividend or other special and nonrecurring dividend or distribution (whether in the form of cash, securities or other property), liquidation, dissolution, or other similar corporate transaction or event, affects the Shares such that an adjustment is appropriate in order to prevent dilution or enlargement of the rights of Recipients under the Plan, then the Committee shall, in such manner as it may deem equitable, adjust any or all of (i) the number and kind of securities deemed to be available thereafter for grants of Options and Restricted Stock Awards in the aggregate to all Eligible Individuals and individually to any one Eligible Individual, (ii) the number and kind of securities that may be delivered or deliverable in respect of outstanding Options and Restricted Stock Awards, and
(iii) the Exercise Price of Options. In addition, the Committee is authorized to make adjustments in the terms and conditions of, and the criteria included in, Options or Restricted Stock Awards (including, without limitation, cancellation of Options and Restricted Stock Awards in exchange for the in-the-money value, if any, of the vested portion thereof, or substitution of Options or Restricted Stock Awards using stock of a successor or other entity) in recognition of unusual or nonrecurring events (including, without limitation, events described in the preceding sentence) affecting the Company or any Parent or Subsidiary or the financial statements of the Company or any Parent or Subsidiary, or in response to changes in applicable laws, regulations, or account principles; provided, however, that any such adjustment to an Option or Performance-Based Award granted to a Recipient who is a Covered Employee shall conform to the requirements of section 162(m) of the Code and the regulations thereunder then in effect.

                (b) In the event of any merger, consolidation, or other business reorganization (including but not limited to a Change in Control) in which the Company is not the surviving entity, any Options granted under the Plan which remain outstanding shall be converted into options to purchase voting common equity securities of the business entity which survives such merger, consolidation or other business reorganization or stock appreciation rights having substantially the same terms and conditions as the outstanding Options under this Plan and reflecting the same economic benefit (as measured by the difference between the aggregate exercise price and the value exchanged for outstanding Shares in such merger, consolidation or other business reorganization), all as determined by the Committee prior to the consummation of such merger; provided, however, that the Committee may, at any time prior to the consummation of such merger, consolidation or other business reorganization, direct that all, but not less than all, outstanding Options be canceled as of the effective date of such merger, consolidation or other business reorganization in exchange for a cash payment per Share equal to the excess (if any) of the value exchanged for an outstanding Share in such merger, consolidation or other business reorganization over the Exercise Price of the Option being canceled.

                (c) In the event of any merger, consolidation, or other business reorganization (including but not limited to a Change in Control) in which the Company is not the surviving entity, any Restricted Stock Award shall be adjusted by allocating to the Recipient the amount of money, stock, securities or other property to be received by the other shareholders of record, and such money, stock, securities or other property shall be subject to the same terms and conditions of the Restricted Stock Award that applied to the Shares for which it has been exchanged.

                                   ARTICLE IX

                                  MISCELLANEOUS

                Section 9.1     Status as an Employee Benefit Plan.
                                -----------------------------------

                This Plan is not intended to satisfy the requirements for qualification under section 401(a) of the Code or to satisfy the definitional requirements for an "employee benefit plan" under section 3(3) of the Employee Retirement Income Security Act of 1974, as amended. It is intended to be a non-qualified incentive compensation program that is exempt from the regulatory requirements of the Employee Retirement Income Security Act of 1974, as amended. The Plan shall be construed and administered so as to effectuate this intent. The Plan is also intended to be a plan exempt from section 409A of the Code. The Plan shall be operated, administered and construed to give effect to such intent. In addition he Plan shall be subject to amendment, with or without advance notice to Participants and other interested parties, and on a prospective or retroactive basis, including but not limited amendment in a manner that adversely affects the rights of participants and other interested parties, to the extent necessary to effect such compliance.

                Section 9.2     No Right to Continued Employment.
                                ---------------------------------

                Neither the establishment of the Plan nor any provisions of the Plan nor any action of the Board or the Committee with respect to the Plan shall be held or construed to confer upon any Eligible Individual any right to a continuation of his or her position as a director or employee of the Company. The Employers reserve the right to remove any participating member of the Board or dismiss any Eligible Employee or otherwise deal with any Eligible Individual to the same extent as though the Plan had not been adopted.

                Section 9.3     Construction of Language.
                                -------------------------

                Whenever appropriate in the Plan, words used in the singular may be read in the plural, words used in the plural may be read in the singular, and words importing the masculine gender may be read as referring equally to the feminine or the neuter. Any reference to an Article or section number shall refer to an Article or section of this Plan unless otherwise indicated.

                Section 9.4     Governing Law.
                                --------------

                The Plan shall be construed, administered and enforced according to the laws of the Commonwealth of Massachusetts without giving effect to the conflict of laws principles thereof, except to the extent that such laws are preempted by federal law. The federal and state courts located in the Commonwealth of Massachusetts shall have exclusive jurisdiction over any claim, action, complaint or lawsuit brought under the terms of the Plan. By accepting any Restricted Stock Award or Option granted under this Plan, the Eligible Individual, and any other person claiming any rights under the Plan, agrees to submit himself or herself, and any such legal action as he or she shall bring under the Plan, to the sole jurisdiction of such courts for the adjudication and resolution of any such disputes.

                Section 9.5     Headings.
                                ---------

                The headings of Articles and sections are included solely for convenience of reference. If there is any conflict between such headings and the text of the Plan, the text shall control.

                Section 9.6     Non-Alienation of Benefits.
                                ---------------------------

                The right to receive a benefit under the Plan shall not be subject in any manner to anticipation, alienation or assignment, nor shall such right be liable for or subject to debts, contracts, liabilities, engagements or torts.

                Section 9.7     Notices.
                                --------

                Any communication required or permitted to be given under the Plan, including any notice, direction, designation, comment, instruction, objection or waiver, shall be in writing and shall be deemed to have been given at such time as it is delivered personally or five (5) days after mailing if mailed, postage prepaid, by registered or certified mail, return receipt requested, addressed to such party at the address listed below, or at such other address as one such party may by written notice specify to the other party:

                (a)     If to the Committee:

                        Westbank Corporation
                        225 Park Avenue
                        West Springfield, MA  01089
                        Attention:  Clerk

                (b) If to a Recipient, Beneficiary or Option Holder, to the Recipient's, Beneficiary's or Option Holder's address as shown in the Employer's records.

                Section 9.8     Required Regulatory Provisions.
                                -------------------------------

                The making and payment of benefits under this Plan shall be conditioned upon and subject to compliance with section 18(k) of the Federal Deposit Insurance Act, 12 U.S.C. 1828(k), and the rules and regulations promulgated thereunder.

                Section 9.9     Approval of Shareholders.
                                -------------------------

                The Plan shall be subject to approval by the Company's shareholders within twelve (12) months before or after the Effective Date. Any Option or Restricted Stock Award granted prior to the date such approval is obtained shall be granted contingent on such approval and shall be void ab initio in the event such approval is not obtained. No Performance-Based Awards shall be granted after the fifth (5th) anniversary of the Effective Date unless, prior to such date, the listing of permissible Performance Goals set forth in section 6.3 shall have been re-approved by the stockholders of the Company in the manner required by section 162(m) of the Code and the regulations thereunder.